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VUL III

Lincoln Life Flexible Premium Variable Life Account G

            Home Office:              Administrative Office:
            1300 South Clinton Street Personal Service Center MIR-1
            P.O. Box 1110             P.O. Box 5048
            Fort Wayne, Ind. 46801    Hartford, CT 06102-5048
            (800-454-6265)            (877-200-8213)

   This prospectus describes a flexible premium variable life insurance contract (the "policy"), offered by The Lincoln National Life Insurance Company ("Lincoln Life", "We", the "Company").

   The policy features: flexible premium payments, a choice of two death benefit options, and a choice of underlying investment options.

   It may not be advantageous to replace existing life insurance or an annuity contract or supplement an existing flexible premium variable life insurance contract with this policy. This Separate Account prospectus is being furnished along with the prospectuses for the funds. Both should be read carefully to understand the policy being offered.

   You may allocate net premiums to subaccounts which invest in the following funds:

       .  American Funds Insurance Series

          -- Asset Allocation Fund (Class 1)
          -- Bond Fund (Class 1)
          -- Cash Management Fund (Class 1)
          -- Global Growth Fund (Class 1)
          -- Global Small Capitalization Fund (Class 1)
          -- Growth Fund (Class 1)
          -- Growth-Income Fund (Class 1)
          -- High-Income Bond Fund (Class 1)
          -- International Fund (Class 1)
          -- U.S. Government/AAA-Rated Securities Fund (Class 1)

       .  Lincoln Variable Insurance Products Trust

          -- Growth and Income Fund (Standard Class)
          -- Special Opportunities Fund (Standard Class)

   Review your personal financial objectives and discuss them with a qualified financial counselor before you buy a variable life insurance policy. Review this prospectus and the funds prospectus to achieve a clear understanding of any fund you are considering. This policy may, or may not, be appropriate for your individual financial goals. If you are already entitled to favorable financial tax treatment, you should satisfy yourself that this policy meets your other financial goals before you buy it. The value of the policy and, under one option, the death benefit amount depends on the investment results of the funding options you select.

To be valid, this prospectus must have the current mutual funds' prospectuses with it. Keep all for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or determined this prospectus is accurate or complete. It is a criminal offense to state otherwise.

This policy may not be available in all states, and this prospectus only offers the Policy for sale in jurisdictions where such offer and sale are lawful.

                         Prospectus Dated: May 1, 2005

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                               Table of Contents

Contents                                   Page
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
SUMMARY OF THE POLICY.....................   3
LINCOLN LIFE, THE GENERAL ACCOUNT AND
 THE SEPARATE ACCOUNT.....................   8
 Lincoln Life.............................   8
 The General Account......................   8
 The Separate Account.....................   8
 Principal Underwriter....................   9
 Fund Participation Agreements............   9
 The Investment Advisors..................  10
 Addition, Deletion, or Substitution of
   Investments............................  10
THE POLICY................................  11
 Requirements for Issuance of a Policy....  11
 Units and Unit Values....................  11
 Premium Payment and Allocation of
   Premiums...............................  12
 Dollar Cost Averaging Program............  14
 Effective Date...........................  14
 Right to Examine Policy..................  14
 Policy Termination.......................  15
CHARGES AND DEDUCTIONS....................  15
 Percent of Premium Charge................  15
 Contingent Deferred Sales Charge.........  15
 Contingent Deferred Administrative Charge  16
 Surrender Charge.........................  17
 Monthly Deductions.......................  17
 Cost of Insurance Charges................  17
 Monthly Administrative Charge............  18
 Fund Charges and Expenses................  18
 Mortality and Expense Risk Charge........  19
 Other Charges............................  19
 Reduction of Charges.....................  19
 Term Conversion Credits..................  19
POLICY BENEFITS...........................  20
 Death Benefit and Death Benefit Types....  20
 Death Benefit Guarantee..................  22
 Policy Changes...........................  22
 Policy Value.............................  23
 Transfer Between Subaccounts.............  24
 Transfer to and from the General
   Account................................  24
 Market Timing............................  25
 Loans....................................  26
 Withdrawals..............................  26
 Policy Lapse and Reinstatement...........  27
 Surrender of the Policy..................  28
 Proceeds and Payment Options.............  28

Contents                              Page
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
GENERAL PROVISIONS...................  29
 The Contract........................  29
 Suicide.............................  29
 Representations and Contestability..  30
 Incorrect Age or Sex................  30
 Change of Owner or Beneficiary......  30
 Assignment..........................  31
 Reports and Records.................  31
 Projection of Benefits and Values...  31
 Postponement of Payments............  31
 Riders..............................  32
DISTRIBUTION OF THE POLICY...........  33
ADVERTISING..........................  34
TAX ISSUES...........................  34
 Taxation of Life Insurance Contracts
   in General........................  35
 Policies Which Are MECs.............  36
 Policies Which Are Not MECs.........  36
 Other Considerations................  37
 Tax Status of Lincoln Life..........  38
 Fair Value of Your Policy...........  38
VOTING RIGHTS........................  38
STATE REGULATION OF LINCOLN LIFE
 AND THE SEPARATE ACCOUNT............  38
SAFEKEEPING OF THE SEPARATE
 ACCOUNT'S ASSETS....................  39
LEGAL PROCEEDINGS....................  39
INDEPENDENT REGISTERED PUBLIC
 ACCOUNTING FIRM.....................  39
EXPERTS..............................  39
OFFICERS & DIRECTORS OF THE
 LINCOLN NATIONAL LIFE INSURANCE
 COMPANY.............................  40
ADDITIONAL INFORMATION...............  41
APPENDIX A: Table of Base
 Minimum Premiums....................  42
APPENDIX B: Table of Surrender
 Charges.............................  44
APPENDIX C: Illustrations of Policy
 Values..............................  46
FINANCIAL STATEMENTS
 Separate Account Financial
   Statements........................ G-1
 Company Financial Statements........ S-1

2

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SUMMARY OF THE POLICY

                   This section is an overview of key policy features and is intended to provide you with a brief explanation of some of the important features of your policy. Its value may change on a:

                   1)fixed basis;

                   2)variable basis; or a

                   3)combination of both fixed and variable bases.

                   We offer other variable life insurance policies and variable annuity contracts with different features, benefits and charges. These policies also provide values that vary in accordance with the investment experience of a separate account of Lincoln Life.

                   At all times, your policy must qualify as life insurance under the Internal Revenue Code of 1986, as amended (the "Code") to receive favorable tax treatment under federal law. If these requirements are met, you may benefit from favorable federal tax treatment. Lincoln Life reserves the right to return your premium payments if they result in your policy's failing to meet federal tax law requirements.

                   The state in which your policy is issued will govern whether or not certain features, charges and fees will be allowed in your policy. You should refer to your policy contract for these state specific provisions.

                   Initial Choices to be Made

                   The initial owner of the policy (the "owner" or "you") is named in the "policy specifications" and has all of the policy ownership rights. If no owner is named the insured (the person whose life is insured under the policy) is the owner. If a policy has been absolutely assigned, the assignee is the owner.

                   You, as the owner, have three important initial choices to make:

                  .  one of two death benefit options;

                  .  the amount of premium you want to pay; and

                  . how your premium is allocated among the funding options you select.

                   Several riders are also available under the policy. (See Riders, page 32.)

                   Level or Varying Death Benefit

                   We pay the death benefit to the beneficiary(ies), calculated on the date the insured died, less outstanding loan account balances, other outstanding amounts due, and surrendered amounts.

                   When you purchase your policy, you must choose one of two death benefit options. If you choose option 1, the death benefit will be the greater of: the specified amount of the policy (as explained in the Death Benefits Section) or a specified percentage of the policy value on or prior to the date of the insured's death. If you choose option 2, the death benefit will be the greater of: the specified amount plus the policy value of the policy or a specified percentage of the policy value on or prior to the date of death. (See Death Benefit and Death Benefit Types, page 20.)

                   For the first two years of your policy, there is a death benefit guarantee monthly premium. This means that the death benefit will not be lower than the initial specified

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                   amount regardless of the gains or losses of the funds you
                   select as long as you pay that premium. Therefore, the initial death benefit under your policy would be guaranteed for two years even though your policy value is insufficient to pay current monthly deductions. If you have borrowed against your policy or surrendered a portion of your policy, your initial death benefit will be reduced by the loan account balance and any surrendered amount. (See Death Benefit and Death Benefit Types, page 20.)

                   Amount of Premium Payment

                   When you apply for your policy, you must decide how much premium to pay. Premium payments may be changed within the limits described. (See Premium Payments and Allocation of Premiums, page 12.) If your policy lapses because your monthly premium deduction is larger than the total accumulation value, you may reinstate your policy. (See Policy Lapse and Reinstatement, page 27.)

                   When you first receive your policy you will have 10 days to look it over. This is called the "right-to-examine" period. Use this time to review your policy and make sure it meets your needs. During this time period your initial premium payment will be deposited in the General Account. If you then decide you do not want your policy, all premium payments will be returned to you with no interest paid. State laws where you live might change the number of days in the right-to-examine time period. (See Right to Examine Policy, page 14.)

                   How Are My Premiums Processed?

                   You determine in the application what portions of net premiums are to be allocated to the General Account and/or the various subaccounts of the Separate Account. Your initial net premiums are automatically allocated to the Lincoln Life General Account. After the record date, the policy value and all subsequent net premiums will automatically be invested according to your instructions. You may change future allocations of net premiums at any time without charge by notifying us in writing. Subject to certain restrictions, you may transfer amounts among the General Account and the subaccounts of the Separate Account.

                   Selection of Funding Vehicles

                   You must choose the fund(s) in which you want to place each net premium payment. The subaccounts make up the Separate Account, the "variable" part of the contract. Each subaccount invests exclusively in the shares of a specified fund. If the mutual fund(s) you select goes up in value, so does the cash value of your policy.

                   We select the funds offered through the policies based on several factors, including, without limitation, asset class coverage, the strength of the manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor we consider during the initial selection process is whether the fund or an affiliate of the fund will compensate us for providing administrative, marketing, and/or support services that would otherwise be provided by the fund, the fund's investment adviser, or its distributor. We review each fund periodically after it is selected. Upon review, we may remove a fund or restrict allocation of additional purchase payments to a fund if we determine the fund no longer meets one or more of the factors and/or if the fund has not attracted significant policy owner assets. Finally, when we develop a variable life insurance product in cooperation with a fund family or distributor (e.g., a "private label" product), we generally will include funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from our selection criteria.

                   Each of the subaccounts of the Separate Account is invested solely in the shares of one of the funds available under the policies. Each of the funds, in turn, is an investment portfolio of one of the trusts or corporations listed below. A given fund may have a similar investment objective and principal investment strategy to those for another mutual fund managed by the same investment advisor or subadvisor. However, because of timing of investments and other variables, there will be no correlation between the two investments. Even though the management strategy and the objectives of the funds are similar, investment results may vary.

                   You may also choose to place all or part of your premium payment into the General Account. Premium payments put into the General Account become part of Lincoln Life's General Account, do not share the investment experience of the Separate Account; and have a guaranteed minimum interest rate of 4% per year. For additional information see the General Account on page 8.

                   What Funds Are Available to Select?

                   You can allocate amounts to one or more subaccounts of the Separate Account. Your investment amount is the portion of the policy value allocated to the Separate Account. The Separate Account is Lincoln Life Flexible Premium Variable Life Account G, established by Lincoln Life to receive and invest net premiums paid under the policy. Below is a brief description of the investment objective and principal strategy of each fund. There can be no assurance that any of the stated investment objectives will be achieved.

                   American Funds Insurance Series:

                   Asset Allocation Fund -- Current income.

                   Bond Fund -- Current income.

                   Cash Management Fund -- Preservation of capital.

                   Global Growth Fund -- Long-term growth.

                   Global Small Capitalization Fund -- Long-term growth.

                   Growth Fund -- Long-term growth.

                   Growth-Income Fund -- Growth and income.

                   High-Income Bond Fund -- High current income.

                   International Fund -- Long-term growth.

                   U.S. Government/AAA-Rated Securities Fund -- High current income.

                   Lincoln Variable Insurance Products Trust:

                   Growth and Income Fund -- Capital appreciation.

                   Special Opportunities Fund -- Capital appreciation.

                   For more detail, see the funds' prospectuses.

                   What Charges and Deductions Are Made From My Policy?

                   Lincoln Life may profit from any of these charges. The profit from any charges, including mortality and expense risk and cost of insurance charges, may be used for any purpose, including covering shortfalls from other charges.

                   We deduct a premium charge of 5.95% from each premium payment. We make monthly deductions for administrative expenses (currently $6 per month) along with the cost of insurance and any riders that are placed on your policy. We make daily deductions against the Separate Account for mortality and expense risks. This charge is currently at an annual rate of .80%, and is guaranteed not to exceed .90%.

                   Each fund has its own management fee charge, also deducted daily. Each fund's expense levels will affect its investment results. The Fund charges and expenses table on page 18 shows your current expense levels for each fund.

                   Each policy year you may make 12 transfers between subaccounts or between subaccounts and the General Account. For each transfer a charge of $10 is deducted from the amount transferred. This charge is currently being waived. (See Transfer Between Subaccounts, page 24.)

                   The surrender charge is the amount retained by us if the policy is surrendered. This charge is deducted from policy value upon surrender of the policy or upon a voluntary reduction in specified amount during the first 16 policy years or during the 16 years following a requested increase in specified amount. The surrender charge is equal to the combination of the contingent deferred sales charge and the contingent deferred administrative charge. (See Charges and Deductions, page 15.)

                   You may borrow within described limits under your policy. If you borrow, interest will be charged to the loan account. Currently, the interest rate is 6%. Interest will be credited to the loaned amount. Currently, the interest credited is at an annual rate of 4.95%. Outstanding policy loans increase the risk of lapse. (See Loans, page 26.) You may also surrender the policy totally or withdraw part of its value. Depending on the amount of premium you pay, there may be little, or no, cash value in your policy to borrow or surrender in the early years. Withdrawals may reduce the cash value and death benefit, and may increase the risk of lapse.

                   Buying Variable Life Insurance

                   The policies this prospectus offers are variable life insurance policies which provide death benefit protection. Investors not needing death benefit protection should consider other forms of investment, as there are extra costs and expenses of providing the insurance feature. Further, life insurance purchasers who are risk-averse or want more predictable premium levels of benefits may be more comfortable buying more traditional, non-variable life insurance. Variable life insurance is a flexible tool for financial and investment planning for persons needing death benefit protection, willing to assume risk, and to monitor investment choices they have made.

                   A customer may be able to pay a large single premium, using the policy primarily as a savings and investment vehicle for potential tax advantages. A parent or grandparent may find a policy on the life of a child or grandchild a useful gifting opportunity, or the basis of an investment program for the donee.

                   Sufficient premiums must always be paid to keep a policy inforce, and there is a risk of lapse if premiums are too low in relation to the insurance amount and if investment results are less favorable than anticipated.

                   Flexibility also results from being able to select, monitor and change investment choices within a policy. With the wide variety of fund options available, it is possible to fine tune an investment mix and change it to meet changing personal objectives or investment conditions. Policy owners should monitor their investment choices on an ongoing basis.

                   Variable life insurance has significant tax advantages under current tax law. A transfer of values from one fund to another within the policy generates no taxable gain or loss. Investment income and realized capital gains within a fund are automatically reinvested without being taxed to the policy owners. Policy values accumulate on a tax-deferred basis. These situations would normally result in immediate tax liabilities in the case of direct investment in mutual funds.

                   The ability of policy owners to access policy values is easily achieved with variable life insurance. Unless a policy has become a "modified endowment contract" (see Policies Which Are MECS, page 36), an owner can borrow policy values tax-free, without surrender charges, and at very low net interest cost. Policy loans can be a source of retirement income. By contrast, variable annuity withdrawals are generally taxable to the extent of accumulated income may be subject to a charge deducted from the policy value, a surrender charge, and will result in penalty tax if made before age 59 1/2.

                   Accumulated policy values may under limited circumstances also be part of the eventual death benefit payable. If a policy is heavily funded and investment performance is very favorable, the death benefit may increase because of tax law requirements that the death benefit be a certain multiple of policy value; depending on the Insured's age (see table under Policy Benefits, page 20). The death benefit is income-tax free and may, with proper estate planning, be estate-tax free.

                   Certain costs and expenses of variable life insurance ownership which are directly related to policy values (i.e. asset-based costs) are not unlike those incurred through investment in mutual funds or variable annuities. Surrender charges, which decrease over time, and premium taxes may be applicable to your policy. These charges are explained in more detail on page 15. A significant additional cost of variable life insurance is the "cost of insurance" charge which is imposed on the "amount at risk" (approximately the death benefit less policy value). This charge increases with age, varies by underwriting classification, smoking status, and in most states by gender. The effect of these costs and expenses can be seen in illustrations in this prospectus (see Appendix C).

LINCOLN LIFE, THE GENERAL ACCOUNT AND THE SEPARATE ACCOUNT

                   Lincoln Life

                   The Lincoln National Life Insurance Company (Lincoln
                   Life)(EIN 35-0472300), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to policy owners under the policies.

                   Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its wealth accumulation and protection businesses, the company provides annuities, life insurance, 401(k) and 403(b) plans, 529 college savings plans, mutual funds, managed accounts, institutional investment and financial planning and advisory services.

                   Lincoln's business continuity and disaster recovery strategy employs system and telecommunication accessibility, system back-up and recovery, and employee safety and communication. The plan includes documented and tested procedures that will assist in ensuring the availability of critical resources and in maintaining continuity of operations during an emergency situation.

                   In accordance with money laundering laws and federal economic sanction policy, the Company may be required in a given instance to reject a premium payment and/or freeze a policyholder's account. This means we could refuse to honor requests for transfer, withdrawals, surrenders, loans, assignments, beneficiary changes or death benefit payments. Once frozen, monies would be moved from the Separate Account to a segregated interest-bearing account maintained for the policyholder, and held in that account until instructions are received from the appropriate Regulator.

                   The General Account

                   The General Account of Lincoln Life consists of all assets owned by Lincoln Life other than those allocated to any of its separate accounts, including the Separate Account. The General Account supports Lincoln Life's insurance and annuity obligations. Because of applicable exemptive and exclusionary provisions, interests in the General Account have not been registered under the Securities Act of 1933, and the General Account is not registered as an investment company under the Investment Company Act of 1940 ("1940 Act").

                   The Separate Account

                   We established Lincoln Life Flexible Premium Variable Life Account G ("Account G") on May 25, 1988. Although the assets of the Separate Account are our property, the laws of Indiana under which the Separate Account was established provide that the Separate Account assets attributable to the policies are not chargeable with liabilities arising out of any other business of Lincoln Life. The assets of the Separate Account shall, however, be available to cover the liabilities of the General Account of Lincoln Life to the extent that the Separate Account's assets exceed its liabilities arising under the policies it supports. The assets of the Separate Account will be valued once daily at the close of regular trading (currently 4:00 p.m. Eastern
                   Time) on each day the New York Stock Exchange is open and trading is unrestricted ("valuation day").

                   The Separate Account has been registered as an investment company under the 1940 Act and meets the definition of "separate account" under Federal Securities laws. Registration with the Securities and Exchange Commission does not involve supervision of the management or investment practices or policies of the Separate Account or Lincoln Life by the Securities and Exchange Commission.

                   The Separate Account is divided into twelve subaccounts. Each subaccount invests exclusively in shares of one of the following funds: One of ten portfolios of the American Funds Insurance Series, the Lincoln VIP Growth and Income Fund or the Lincoln VIP Special Opportunities Fund. The ten portfolios available in the American Funds Insurance Series are: Asset Allocation Fund, Bond Fund, Cash Management Fund, Global Growth Fund, Global Small Capitalization Fund, Growth Fund, Growth-Income Fund, High-Income Bond Fund, International Fund and U.S. Government/AAA-Rated Securities Fund.

                   Income and both realized and unrealized gains or losses from the assets of the Separate Account are credited to or charged against the Separate Account without regard to the income, gains or losses arising out of any other business we may conduct. The funds are also invested in by variable annuity contract holders. Should we become aware of any material irreconcilable conflict, either potential or existing, between its variable annuity and variable life insurance contract owners, we have agreed to notify the Series' Board of Trustees and the funds' Board of Directors and to remedy, at our own expense, any such conflict. Each series within the American Funds Insurance Series has two classes of shares, designated as class 1 shares and class 2 shares. Class 1 and class 2 differ in that class 2 (but not class 1) shares are subject to a 12b-1 plan for the payment by the fund of certain distribution-related expenses. Only class 1 shares are available under the policy.

                   There is no assurance that any of the available funds will achieve its stated objective.

                   Principal Underwriter

                   Lincoln Life is the principal underwriter for the policies, which are offered continuously. The principal underwriter has overall responsibility for establishing a selling plan for the policies. Lincoln Life retains no underwriting commissions from the sale of the policies.

                   Fund Participation Agreements

                   In order to make the funds available, Lincoln Life has entered into agreements with the trusts or corporations and their advisers or distributors. In some of these agreements, we must perform certain administrative services for the fund advisers or distributors. For these administrative functions, we may be compensated by the fund at annual rates of between .11% and .18% of the assets attributable to the policies. These percentages are negotiated and vary with each fund. Some funds may compensate us significantly more than other funds and the amount we receive may be substantial. We (or our affiliates) may profit from these fees or use these fees to defray the costs of distributing the contract. Additionally, a fund's adviser and/or distributor (or its affiliates) may provide us with certain services that assist us in the distribution of the contracts and may pay us and/or certain affiliates amounts to participate in sales meetings. The compensation may come from 12b-1 fees, or be paid by the advisers or distributors.

                   Payments made out of the assets of the fund will reduce the amount of assets that otherwise would be available for investment, and will reduce the return on your investment. The dollar amount of future asset-based fees is not predictable because these fees are a percentage of the fund's average net assets, which can fluctuate over time. If, however, the value of the fund goes up, then so would the payment to us (or our affiliates). Conversely, if the value of the funds goes down, payments to us (or our affiliates) would decrease.

                   The Investment Advisors

                   Delaware Management Company ("DMC") is the investment advisor for the Lincoln VIP Growth and Income Fund and the Lincoln VIP Special Opportunities Fund. DMC is a part of the Lincoln Financial Group of companies and is headquartered at 2005 Market Street, Philadelphia, PA 19103.

                   Capital Research and Management Company ("CRMC"), an investment management organization founded in 1931, is the investment advisor to American Funds Insurance Series, and other mutual funds, including those in The American Funds Group. CRMC is located at 333 South Hope Street, Los Angeles, CA 90071. It is also registered with the Securities and Exchange Commission as an investment adviser.

                   Addition, Deletion, or Substitution of Investments

                   Lincoln Life does not have control over the funds and therefore cannot guarantee that any particular funds will be available for investment by the subaccounts. We reserve the right, subject to compliance with applicable law and prior approval of the Securities and Exchange Commission, to make additions to, deletions from, limit access to, or substitutions for the shares that are held by the Separate Account or that the Separate Account may purchase. Lincoln Life may make these changes (including substitutions) for some or all classes of policyowners.

                   We reserve the right to eliminate the shares of any fund and to substitute shares of another open-end, registered investment company, if the shares are no longer available for investment, or if in the judgment of Lincoln Life further investment in any fund should become inappropriate in view of the purposes of the Separate Account. Lincoln Life will not substitute any shares attributable to an owner's interest in a subaccount of the Separate Account without notice and prior approval of the Commission, to the extent required by the 1940 Act or other applicable law. A substituted fund may have higher charges than the one it replaces. Nothing contained herein shall prevent the Separate Account from purchasing other securities for other series or classes of policies, or from permitting a conversion between series or classes of policies on the basis of requests made by policyowners.

                   Lincoln Life also reserves the right to establish additional subaccounts of the Separate Account, each of which would invest in a new fund or series of a fund, or in shares of another investment company, with a specified investment objective. Lincoln Life may eliminate or establish one or more subaccounts when marketing needs, tax or investment conditions warrant, or for any other reason in our sole discretion; and any new subaccounts may be made available to existing policyowners on a basis to be determined by Lincoln Life. Substitutions may be made with respect to existing investments or the investment of future premium payments, or both. We may close subaccounts to allocations of premium payments or contract value, or both, at any time in our sole discretion. The funds, which sell their shares to the subaccounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the subaccounts.

                   In the event of any such substitution or change, Lincoln Life may by appropriate endorsement make such changes in the policy as may be necessary or appropriate to reflect such substitution or change. If deemed by Lincoln Life to be in the best interests of persons having voting rights under the policies, the Separate Account may be operated as a management company under the 1940 Act, it may be deregistered under that Act in the event such registration is no longer required, or it may be combined with other Lincoln Life separate accounts.

THE POLICY

                   Requirements for Issuance of a Policy

                   Individuals wishing to purchase a policy must send a completed application to our administrative mailing address. The minimum specified amount of a policy is $200,000. A policy will generally be issued only to insureds 80 years of age or younger (ages 81-85 by exception only) who supply satisfactory evidence of insurability to us. Acceptance is subject to our underwriting rules and, except in California, we reserve the right to reject an application for any reason.

                   Additional insurance on the life of other persons may be applied for by supplemental application. Approval of the additional insurance will be subject to evidence of insurability satisfactory to Lincoln Life.

                   Units and Unit Values

                   The value of policy monies invested in each subaccount is accounted for through the use of units and unit values. A unit is an accounting unit of measure used to calculate the value of an investment in a specified subaccount. A unit value is the dollar value of a unit in a specified subaccount on a specified valuation date. Whenever an amount is invested in a subaccount (due to net premium payments, loan repayments, or transfer of values into a subaccount), the amount purchases units in that subaccount. The number of units you purchase is determined by dividing the dollar amount of the transaction by the unit value on the day the transaction is made. Similarly, whenever an amount is redeemed from a subaccount (due to loans and loan interest charges, surrenders and surrender charges, withdrawals and withdrawal charges, transfers of values out of a subaccount and transfer charges, income tax deductions (if any), cost of insurance charges or monthly administrative charges), units are redeemed from that subaccount. The number of units redeemed is determined by dividing the dollar amount of the transaction by the unit value on the day the transaction is made.

                   The unit value is also used to measure the net investment results in a subaccount. The policy value on any valuation day is the sum of the values in each subaccount in which policy values are allocated plus any policy value allocated to the General Account. The value of each subaccount on each valuation day is determined by multiplying the number of units held by a policy in each subaccount by the unit value for that subaccount as determined for that valuation day. Units will be valued once daily as of the close of trading, normally 4:00 PM, New York time, on each day that the New York Stock Exchange (NYSE) is open and trading is unrestricted (valuation day). On any day other than a valuation day, the unit value will not change. A valuation period is the period starting at the close of trading on the NYSE on a valuation day, and ending at the close of trading on the next valuation day.

                   The unit value for a subaccount on a specified valuation day is determined by dividing the value of all assets owned by that subaccount, net of the subaccount's liabilities (including any accrued but unpaid daily mortality and expense risk charges), by the total number of units held by policies in that subaccount. Net investment results do not increase or decrease the number of units held by the subaccount.

                   In certain circumstances, and when permitted by law, it may be prudent for us to use a different standard industry method for this calculation, called the net investment factor method. We will achieve substantially the same result using either method.

                   Premium Payment and Allocation of Premiums

                   Subject to certain limitations, you have considerable flexibility in determining the frequency and amount of premiums. During the first two policy years, the policy will lapse unless the total of all premiums paid (minus any partial withdrawals and minus any outstanding loans) is at all times at least equal to the death Benefit Guarantee monthly premium times the number of months since the initial policy date (including the current month) or the net cash surrender value of the policy is greater than zero. Payment of the death benefit guarantee monthly premium during the first two policy years will guarantee that the policy will remain in force for the first two policy years despite negative net cash surrender value (see Death Benefit Guarantee), but continued payment of such premiums will not guarantee that the policy will remain in force thereafter. The amount of the death benefit guarantee monthly premium is based on the base minimum premium per $1,000 of specified amount (determined by the insured's age, sex, and underwriting class) and includes additional amounts to cover charges for additional benefits, monthly administrative charges, and extra cost of insurance charges for substandard risks. A table of base minimum premiums per $1,000 of specified amount is in Appendix A.

                   You may designate in the application one of several ways to pay the death benefit guarantee monthly premium. You may elect to pay the first twelve months of premiums in full prior to commencement of insurance coverage. Alternatively, you may elect to pay a level planned periodic premium on a quarterly or semi-annual basis sufficient to meet the premium requirements. Premiums may also be paid monthly if paid by a pre-authorized check. Premiums, other than the initial premium, are payable only at our administrative mailing address.

                   Each owner will also define a planned periodic premium schedule that provides for payment of a level premium at fixed intervals for a specified period of time. You are not required to pay premiums in accord with this schedule. Furthermore, you have flexibility to alter the amount, frequency, and the time period over which planned periodic premiums are paid. Failure to pay planned periodic premiums will not of itself cause the policy to lapse, nor will the payment of planned periodic premiums equal to or in excess of the required death benefit guarantee monthly premiums guarantee that the policy will remain in force beyond the first two policy years. Unless the policy is being continued under the death benefit guarantee, (see Death Benefit Guarantee), the policy will lapse any time outstanding loans exceed policy value less surrender charge or policy value less outstanding loans and less surrender charge is insufficient to pay certain monthly deductions, and a grace period expires without a sufficient payment. (see Policy Lapse and Reinstatement.) Subject to the minimum premiums required to keep the policy in force and the maximum premium limitations established under section 7702 of the Code, you may make unscheduled premium payments at any time in any amount during the lifetime of the insured until the maturity date. Monies received that are not designated as premium payments will be assumed to be loan repayments if there is an outstanding loan on the policy; otherwise, such monies will be assumed to be an unscheduled premium payment.

                   Premium Limitations. In no event can the total of all premiums paid exceed the current maximum premium limitations established for life insurance policies to meet the definition of life insurance, as set forth under Section 7702 of the Code. Those limitations will vary by issue age, sex, classification, benefits provided, and even policy duration. If at any time a premium is paid which would result in total premiums exceeding the current maximum premium limitation, we will only accept that portion of the premium which will make total premiums equal that amount. Any part of the premium in excess of that amount will first be applied to reduce any outstanding loan on the policy, and any further excess will be refunded to the owner within 7 days of receipt. No further premiums will be accepted until allowed by subsequent maximum premium limitations.

                   The tax status of a policy and the tax treatment of distributions from a policy are dependent in part on whether or not the policy becomes a Modified Endowment Contract ("MEC"). A policy will become a MEC if premiums paid into the policy cause the policy to fail the 7-pay test set forth under Section 7702A of the Code. We will monitor premiums paid into each policy after the date of this prospectus to determine when a premium payment will exceed the 7-pay test and cause the policy to become a MEC. If you have given us instructions that the policy should not be allowed to become a MEC, any premiums in excess of the 7-pay limitation will first be applied to reduce any outstanding loan on the policy, and any further excess will be refunded to you within 7 days of receipt. If you have not given us instructions to the contrary, however, the premium will be paid into the policy and a letter of notification of MEC status will be sent to the owner. The letter of notification will include the available options, if any, for remedying the MEC status of the policy.

                   Net Premiums. The net premium equals the premium paid less the percent of premium charge (see Percent of Premium Charge.)

                   Allocation of Net Premiums. In the application for a policy, you can allocate all or part of the net premiums to the General Account and the various subaccounts of the Separate Account. Notwithstanding the allocation in the application, all net premiums received prior to the record date will initially be allocated to the General Account. Net premiums received prior to the record date will be credited to the policy on the later of the policy date or the date the premium is received. The record date is the date the policy is recorded on the books of Lincoln Life as an in-force policy, and may coincide with the policy date. Ordinarily, the policy will be recorded as in-force within three business days after the later of the date we receive the last outstanding requirement or the date of underwriting approval. Net premiums will continue to be allocated to the General Account until the record date. When the assets of the Separate Account are next valued following the record date, the value of the policy's assets in the General Account will automatically be transferred to the General Account and the subaccounts of the Separate Account in accord with your percentage allocation in the application. No charge will be imposed for this initial transfer. Net premiums paid after the record date will be credited to the policy on the date they are received and will be allocated in accord with your instructions in the application. The minimum percentage of each premium that may be allocated to the General Account or to any subaccount of the Separate Account is 10%; percentages must be in whole numbers. The allocation of future net premiums may be changed without charge at any time by providing written notification on a form suitable to us. You can also make arrangements with us to allow the allocation of future net premiums to be changed upon telephone request.

                   The value of the amount allocated to subaccounts of the Separate Account will vary with the investment experience of these subaccounts and the owner bears the entire investment risk. The value of the amount allocated to the General Account will earn a current interest rate guaranteed to be at least 4.0%. You should periodically review their allocations of premiums and values in light of market conditions, interest rates, and overall estate planning requirements.

                   Dollar Cost Averaging Program

                   You may wish to make monthly transfers from the General Account to one or more of the subaccounts over a 12, 24, or 36-month period through the Dollar Cost Averaging ("DCA") program. Under the program, at least $5,000 is to be transferred from the General Account to the chosen subaccounts in accord with the most recent premium allocation. The transfers continue until the end of the DCA period or until the policy value in the General Account has been exhausted, whichever occurs sooner. DCA may also be terminated upon written request by the owner.

                   DCA has the effect, when purchases are made at fluctuating prices, of reducing the aggregate average cost per unit to less than the average of the unit values on the same purchase dates. However, participation in the DCA program does not assure the owner of a greater return on purchases under the program, nor will it prevent or necessarily alleviate losses in a declining market.

                   There are no charges associated with the DCA program. In order to participate in (or terminate participation in) the DCA program, the owner must complete a written request on a form suitable to us.

                   Effective Date

                   For all coverage provided in the original application, the effective date will be the policy date, provided the policy has been delivered and the initial premium has been paid prior to death and prior to any change in health or any other factor affecting insurability of the insured as shown in the application. The policy date is ordinarily the earlier of the date the full initial premium is received or the date on which the policy is approved for issue by Lincoln Life. It is stated in the policy specifications, and policy anniversaries are measured from this date.

                   For any increase, the effective date will be the first monthly anniversary day (the same date each month as the policy date) on or next following the day the application for the increase is approved.

                   For any insurance that has been reinstated, the effective date will be the first monthly anniversary day on or next following the day the application for reinstatement is approved.

                   Once your policy is in force, the effective date of payments, forms and requests you send us is usually determined by the day and time we receive the item in proper form at the mailing address that appears in this prospectus. Planned periodic premium payments, loan requests, transfer requests, loan payments or withdrawal or surrender requests that we receive in proper form before 4:00 p.m. Eastern time on a business day will normally be effective as of the end of that day, unless the transaction is scheduled to occur on another business day. If we receive your payment or request on or after 4:00 p.m. Eastern time on a business day, your payment or request will be effective as of the end of the next business day. If a scheduled transaction falls on a day that is not a business day, we'll process it as of the end of the next business day.

                   Other forms, notices and requests are normally effective as of the next business day after we receive them in proper form, unless the transaction is scheduled to occur on another business day. Change of owner and beneficiary forms are effective as of the day you sign the change form, once we receive them in proper form.

                   Right-to-Examine Policy

                   A policy may be returned to Lincoln Life for cancellation on or before 10 days after delivery to the owner (or a greater number of days if required by your state). This is called the right-to-examine period. If the policy is returned for cancellation within the right-to-examine period, we will return any premium payments. However, if a premium payment was made by check, there may be a delay until the check clears. Any premium payments we receive before the end of the right-to-examine period will be held in the Money Market subaccount.

                   Policy Termination

                   All coverage under the policy will terminate when any one of the following occurs:

                   1)the grace period ends without payment of required premium, and the policy is not being continued under the death benefit guarantee provision,
                   2)the policy is surrendered,
                   3)the insured dies, or
                   4)the policy matures.

CHARGES AND DEDUCTIONS

                   Charges will be deducted in connection with the policy to compensate Lincoln Life for:

                   1)providing the insurance benefit set forth in the policy
                     and any optional insurance benefits added by rider;
                   2)administering the policy;
                   3)assuming certain risks in connection with the policy;
                   4)incurring expenses in distributing the policy.

                   We deduct charges in connection with the policy to compensate us for providing the policy's insurance benefit, administering the policy, assuming certain risks under the policy and for sales related expenses we incur. Lincoln Life may profit from any of these charges. The profit from any charges, including mortality and expense risk and cost of insurance charges, may be used for any purpose, including covering shortfalls from other charges.

                   The nature and amount of these charges are described more fully below.

                   Percent of Premium Charge. A sales charge of 5.95% is deducted from each premium paid.

                   Contingent Deferred Sales Charge (CDSC). During the first 16 policy years, the policy value is subject to a contingent deferred sales charge which is deducted only if the policy lapses or is surrendered. During the first policy year, the CDSC is approximately equal to 30% of the required base minimum premium for the designated specified amount. The base minimum premium required varies with the age, sex, and rating class of the insured. To determine the first year CDSC per $1,000 of specified amount, multiply the base minimum found in the table of base minimum premiums (see Appendix A) times 30%.

                   During the second policy year, the CDSC is approximately equal to 30% of the base minimum premium required for the first two policy years for the designated specified amount. To determine the second year CDSC per $1,000 of specified amount, multiply the base minimum premium for the first two years times 30%. If the resulting CDSC exceeds $22.00 per $1,000 of specified amount, the CDSC is reduced to $22.00 per $1,000 of specified amount. Furthermore, upon surrender of the policy at any time during the first two policy years, the maximum total sales charges actually deducted (percent of premium charge plus CDSC) will never exceed the following maximum: 30% of premiums paid up to the first 12 death benefit guarantee monthly premiums, plus

                   10% of premiums paid up to the next 12 death benefit guarantee monthly premiums, plus 5.95% of premiums paid in excess of those amounts.

                   During the third and subsequent policy years, the CDSC will equal the CDSC during the second policy year times the percent indicated in the table below.

                   Contingent Deferred Administrative Charge (CDAC). During the first 16 policy years, the policy value is subject to a contingent deferred administrative charge which is deducted only if the policy lapses or is surrendered. This charge is to recover costs for underwriting, issue and initial administration of the policy. During the first policy year, the CDAC is approximately equal to 30% of the required base minimum premium for the designated specified amount. To determine the first year CDAC per $1,000 of specified amount, multiply the base minimum premium found in the table of base minimum premiums (see Appendix A) times 30%.

                   During the second policy year, the CDAC is approximately equal to 30% of the base minimum premium required for the first two policy years for the designated specified amount. To determine the second year CDAC per $1,000 of specified amount, multiply the base minimum premium for the first two years times 30%. If the resulting CDAC exceeds $22.00 per $1,000 of specified amount, the CDAC will be reduced to $22.00 per $1,000 of specified amount.

                   During the third and subsequent policy years the CDAC will equal the CDAC during the second policy year times the percent indicated in the table below.

                   An additional CDAC will be imposed under the policy in the event of each requested increase in specified amount. The additional CDAC is an amount per $1,000 of increased specified amount and will be deducted upon the surrender of the policy at any time during the 16 years following such increase. The amount of the CDAC will be equal to the CDAC that would apply to a newly issued policy at the age of the insured at the time of the increase. The percentage of the CDAC applicable in any year after the increase is shown in the following table, where policy year is calculated from the date of the increase.

              During policy year        Percent of CDSC and CDAC
              (or after an increase)    to be deducted
              ---------------------------------------------------
              3, 4 or 5                           100%
              6                                    95
              7                                    90
              8                                    85
              9                                    80
              10                                   70
              11                                   60
              12                                   50
              13                                   40
              14                                   30
              15                                   20
              16                                   10

                   When you request an increase in the specified amount, no additional premium is required provided that the current net cash surrender value is sufficient to cover the CDAC associated with the increase, as well as the increase in the cost of insurance charges which result from the increase in specified amount. However, if the net cash surrender value is insufficient to cover such costs, additional premium will be required for the increase to be granted, and the percent of premium charge will be deducted from that additional premium.

                   Surrender Charge. The total of all contingent deferred sales charges and all contingent deferred administrative charges are collectively referred to as the surrender charge. The surrender charges for the first 5 years are shown in Appendix B. For surrender charges during policy years 6 through 16 the values shown in Appendix B should be multiplied by the percentages given in the table under Charges and deductions above. For increases in the specified amount, additional surrender charges apply. During the first year after an increase, the additional surrender charges are calculated by multiplying the values in Appendix B by one-fourth. During years 2-5 after an increase, the values in Appendix B should be multiplied by one-half. During years 6 through 16 after an increase, the values in Appendix B are multiplied by one-half and by the percentage given in the table above. Surrender charges are higher in the earlier years of the policy reducing its net cash surrender value. Thus if you surrender the policy in the early years there may be little or no money to return to you.

                   Monthly Deductions. On the policy date and on each monthly anniversary day following, deductions will be made from the policy value. These deductions are of two types: a monthly administrative charge and a monthly cost of insurance charge. Ordinarily, the monthly deductions are deducted from the policy value in proportion to the values in the General Account and the subaccounts.

                   Cost of Insurance Charges. On the policy date and on each monthly anniversary day following, cost of insurance charges will be deducted from the policy value. Ordinarily, the cost of insurance charges are deducted in proportion to the values in the General Account and the subaccounts.

                   The cost of insurance charges depend upon a number of variables, and the cost for each policy month can vary from month to month. It will depend, among other things, on the amount for which Lincoln Life is at risk to pay in the event of the insured's death. On each monthly anniversary day, we will determine the monthly cost of insurance for the following month as equal to:

                   a.the death benefit on the monthly anniversary day; divided by
                   b.1.0032737 (the monthly interest factor equivalent to an
                     annual interest rate of 4%); minus,
                   c.the policy value on the monthly anniversary day without
                     regard to the cost of insurance; divided by
                   d.1,000; the result multiplied by
                   e.the applicable cost of insurance rate per $1,000 as
                     described below.

                   The cost of insurance rates are based on the sex, attained age (age of the insured on a policy anniversary), and rate class of the person insured. In states requiring unisex rates, in federally qualified pension plan sales, in employer sponsored situations and in any other situation where unisex rates are required by law, the cost of insurance rates are not based on sex. The monthly cost of insurance rates may be changed by Lincoln Life from time to time. A change in the cost of insurance rates will apply to all persons of the same attained age, sex and rate class and whose policies have been in effect for the same length of time. The cost of insurance rates will not exceed those described in the table of guaranteed maximum insurance rates shown in the policy. For attained ages under sixteen, these rates are based on the 1980 Commissioner's Standard Ordinary Mortality Table, age last birthday; or for attained ages sixteen and over, depending on the smoking status of the insured, these rates are based on the 1980 Commissioner's Standard Ordinary Mortality Table, age last birthday, or the 1980 Commissioner's Standard Ordinary Smoker Mortality Table, age last birthday. Standard rate classes have guaranteed rates which do not exceed 100% of the applicable table.

                   The rate class of an insured will affect the cost of insurance rate. We currently place insureds into a standard rate class or rate classes involving a higher mortality risk. In an otherwise identical policy, insureds in the standard rate class will have a lower cost of insurance than those in the rate class with the higher mortality risk. The standard rate class is also divided into four categories: preferred nonsmoker, standard nonsmoker, preferred smoker, and standard smoker. Insureds who are standard nonsmoker or preferred nonsmoker will generally incur a lower cost of insurance than those insureds who are in the smoker rate classes. Likewise, insureds who are preferred smoker or preferred nonsmoker will generally incur a lower cost of insurance than similarly situated insureds who are standard smoker or standard nonsmoker respectively.

                   Monthly Administrative Charge. A monthly administrative charge of $6 is deducted from the policy value each month the policy is in force to compensate us for continuing administration of the policy, premium billings, overhead expenses, and other miscellaneous expenses. We do not anticipate any profits from this charge. This charge is guaranteed not to increase during the life of the policy.

                   Fund Charges and Expenses. The investment advisor for each of the funds deducts a daily charge as a percent of the net assets in each fund as an asset management charge. It is estimated that, in the aggregate, such fees and expenses for the funds, expressed as an annual percentage of each fund's net assets, will range from .30% to .80%. These charges and other fund expenses have the effect of reducing the investment results credited to the subaccounts.

                                             Total Annual
                                            Fund Operating                Total Fund
                                               Expenses                    Operating
                                               Without        Total        Expenses
Asset                 Management   Other      Waivers or   Waivers and   with Waivers
Fund                    Fee**    Expenses**  Reductions**  Reductions** or Reductions**
---------------------------------------------------------------------------------------
American Funds
Insurance Series:
Asset Allocation*        .36%       .02%         .38%          .01%           .37%
Bond*                    .44        .01          .45           .01            .44
Cash Management*         .35        .02          .37           .01            .36
Global Growth*           .61        .04          .65           .01            .64
Global Small
Capitalization*          .77        .04          .81           .01            .80
Growth*                  .35        .01          .36           .00            .36
Growth-Income*           .29        .02          .31           .01            .30
High-Income Bond*        .49        .01          .50           .01            .49
International*           .54        .06          .60           .01            .59
U.S. Gov't/AAA-Rated*    .46        .01          .47           .01            .46

Lincoln Variable
Insurance Products
Trust:
Growth and Income        .33        .04          .37           .00            .37
Special Opportunities    .40        .07          .47           .00            .47

                   * The Series' investment adviser began waiving 5% of its
                     management fees on September 1, 2004. Beginning April 1, 2005, this waiver increased to 10% and will continue at this level until further review. Total annual fund operating expenses do not reflect this waiver. The effect of the waiver on total operating expenses can be found in the Financial Highlights table in the Series' funds' prospectus and in the audited financial statements in the Series' annual report.
                   **Expressed as an annual percentage of each fund's average daily net assets.

                   See the funds' prospectuses for more complete information about the expenses of the funds.

                   Take note that during extended periods of low interest rates, the yields of money market subaccounts (Cash Management) may become extremely low, and possibly negative.

                   Mortality and Expense Risk Charge. Lincoln Life deducts a daily charge as a percent of the assets of the Separate Account as a mortality and expense risk charge. This charge has the effect of reducing gross investment results credited to the subaccounts. The daily rate currently charged is .0021917% (which is approximately equal to an annual rate of .80%) of the value of the net assets of the Separate Account. This deduction may increase or decrease, but is guaranteed not to exceed .90% in any policy year.

                   The mortality risk assumed is that insureds may live for a shorter period of time than estimated and, therefore, death benefits will be payable sooner than expected. The expense risk assumed is that expenses incurred in issuing and administering the policies will be greater than estimated.

                   Other Charges. Two other miscellaneous charges are occasionally incurred: a withdrawal charge and a transfer charge. The withdrawal charge is incurred when the owner of the policy requests a withdrawal from the policy value; the charge is deducted from the withdrawn amount and the balance is paid to the owner. Withdrawals may be made any time after the first policy year, but only one withdrawal may be made per year. The withdrawal charge is $10 for each withdrawal.

                   The transfer charge is incurred when the owner requests that funds be transferred from one subaccount or the General Account to another subaccount or the General Account. The transfer charge is $10, and is deducted from the amount transferred; however, the transfer charge is currently being waived for all transfers.

                   We also reserve the right to deduct from the policy value any amounts charged for federal or other governmental income taxes that might result from a change in the current tax laws. Current tax laws do not charge income taxes on the policy value.

                   Reduction of Charges

                   The percent of premium charge, surrender charge, and the monthly administrative charge set forth in this prospectus may be reduced because of special circumstances that result in lower sales, administrative, or mortality expenses. For example, special circumstances may exist in connection with sales to Lincoln Life policyowners, or sales to employees of Lincoln Life. The amounts of any reductions will reflect the reduced sales effort and administrative costs resulting from, or the differences in expected death claims as a result of, the special circumstances. Reductions will not be unfairly discriminatory against any person, including the affected policyowners and owners of all other policies funded by the Separate Account.

                   Term Conversion Credits

                   We currently have a term conversion program which gives premium credits to the policy if the owner is converting from a term insurance policy that meets certain requirements. Term insurance policies issued by Lincoln Life or by any other life insurance company may be considered for conversion to the policy under this program and for possible term conversion credits. Except for guaranteed term conversion privileges provided under some Lincoln Life term insurance policies or otherwise provided by special agreement, all term insurance policy conversions are subject to evidence of insurability satisfactory to us. All conversion credits are deposited in the policy without the percent of premium charge. The amount of the term conversion credits and the requirements for qualification for those credits is subject to change by Lincoln Life, but such changes will not be unfairly discriminatory against any person, including the affected policyowners and owners of all other policies funded by the Separate Account.

POLICY BENEFITS

                   Death Benefit and Death Benefit Types

                   As long as the policy remains in force (see Policy Lapse and Reinstatement), Lincoln Life will, upon proof of the insured's death, pay the death benefit proceeds of the policy to the named beneficiary in accordance with the designated death benefit type. The proceeds may be paid in cash or under one or more of the payment options set forth in the policy. (See Proceeds and Payment Options.) The death benefit proceeds payable under the designated death benefit type will be increased by any unearned loan interest, and will be reduced by any outstanding loan and any due and unpaid charges. (See Proceeds and Payment Options.) These proceeds will be further increased by any additional insurance on the insured provided by rider.

                   The specified amount, which may not be less than $200,000, is the amount requested by the policy owner at the time of application for insurance. This amount, in combination with a death benefit option, will define the death benefit. The specified amount is a field on the Policy Specification Page.

                   We offer a checkbook service in which the death benefit proceeds are transferred into an interest-bearing account, in the beneficiary's name as owner of the account. Your beneficiary has quick access to the funds and is the only one authorized to transfer funds from the account. This service allows the beneficiary additional time to decide how to manage death benefit proceeds with the balance earning interest from the day the account is opened.

                   The policy offers two death benefit types: Option 1, basic coverage, and Option 2, basic plus policy value coverage. Generally, the owner designates the death benefit type in the application. The owner may change the death benefit type at any time. (See Policy Changes.)

                   Option 1. The death benefit is calculated as the greater of the specified amount of the policy or a specified percentage of the policy value on or prior to the date of death. The specified percentage at any time is based on the attained age of the insured as of the beginning of the policy year.

                   Option 2. The death benefit is equal to the greater of the specified amount plus the policy value of the policy or a specified percentage of the policy value on or prior to the date of death. The specified percentage at any time is based on the attained age of the insured as of the beginning of the policy year.

                   Under a Option 1 basic coverage, the net amount at risk decreases as the policy value increases. (The net amount at risk is equal to the death benefit less the policy value.) Under a Option 2 basic plus policy value coverage, the net amount at risk remains constant, so the cost of insurance deduction will be relatively higher on a Option 2 basic plus policy value coverage than on a Option 1 basic coverage. As a result, policy values under a Option 1 basic coverage tend to increase faster than under a Option 2 basic plus policy value coverage, assuming favorable investment performance. Because of this, policyowners that are more interested in achieving higher policy values more quickly (assuming favorable investment experience) would be more likely to select a Option 1 basic coverage. In contrast, the death benefit under Option 2 will increase or decrease as the policy value increases or decreases. Consequently, policyowners who are more interested in increasing total death benefits (assuming favorable investment experience) would be more likely to select a Option 2 basic plus policy value coverage.

                   The table below lists the specified percentage applicable to the given attained age.

          Attained Specified  Attained Specified  Attained Specified
          age      percentage age      percentage age      percentage
          -----------------------------------------------------------
          40 or
          younger     250%    59          134%     91         104%
          41          243     60          130      92         103
          42          236     61          128      93         102
          43          229     62          126      94         101
          44          222     63          124      95 or      100
          45          215     64          122      older
          46          209     65          120
          47          203     66          119
          48          197     67          118
          49          191     68          117
          50          185     69          116
          51          178     70          115
          52          171     71          113
          53          164     72          111
          54          157     73          109
          55          150     74          107
          56          146     75          105
          57          142     through
          58          138     90

                   Examples. For both examples, assume that the insured dies at or under the age of 40 and that there is no outstanding policy loan.

                   Under Option 1, a policy with a specified amount of $250,000 will generally pay $250,000 in life insurance death benefits. However, because life insurance death benefits cannot be less than 250% (the applicable specified percentage) of policy value, any time the policy value of this policy exceeds $100,000, the life insurance death benefit will exceed the $250,000 specified amount. If the policy value equals or exceeds $100,000, each additional dollar added to the policy value will increase the life insurance death benefit by $2.50. Thus, for a policy with a specified amount of $250,000 and a policy value of $200,000, the beneficiary will be entitled to a life insurance death benefit of $500,000 (250% x $200,000); a policy value of $300,000 will yield a life insurance death benefit of $750,000 (250% x $300,000); a policy value of $500,000 will yield a life insurance death benefit of $1,250,000 (250% x $500,000). Similarly, so long as policy value exceeds $100,000, each dollar taken out of policy value will reduce the life insurance death benefit by $2.50. If at any time the policy value multiplied by the specified percentage is less than the specified amount, the life insurance death benefit will equal the specified amount of the policy.

                   Under Option 2, a policy with a specified amount of $250,000 will generally pay life insurance death benefits of $250,000 plus policy value. Thus, for example, a policy with a specified amount of $250,000 and policy value of $50,000 will yield a life insurance death benefit equal to $300,000 ($250,000 + $50,000); a policy value of $100,000 will yield a life insurance death benefit of $350,000 ($250,000 + $100,000). The life insurance death benefit cannot, however, be less than 250% (the applicable specified percentage) of policy value. As a result, if the policy value of the policy exceeds $166,667, the life insurance death benefit will be greater than the specified amount plus policy value. Each additional dollar added to policy value above $166,667 will increase the life insurance death benefit by $2.50. A policy with a policy value of $200,000 will therefore have a life insurance death benefit of $500,000 (250% x $200,000); a policy value of $500,000 will yield a life insurance death benefit of $1,250,000 (250% x $500,000); a policy value of $1,000,000 will yield a life insurance death benefit of $2,500,000 (250% x $1,000,000).

                   Similarly, any time policy value exceeds $166,667, each dollar withdrawn from policy value will reduce the life insurance death benefit by $2.50. If at any time, however, policy value multiplied by the specified percentage is less than the specified amount plus policy value, then the life insurance death benefit will be the specified amount plus policy value.

                   The above examples describe scenarios which include favorable investment performance. In addition, the applicable percentage of 250% that is used is for ages 40 or younger. Because the applicable percentage decreases as the attained age increases, the impact of the applicable percentage on the death benefit payment levels will be lessened as the attained age progresses beyond age 40.

                   Death Benefit Guarantee

                   We expect payment of the required death benefit guarantee monthly premiums will be sufficient, when combined with net investment results, to pay for all charges to the policy during the first two policy years, and thereby provide life insurance protection on the insured for that period. In some situations, however, the combination of poor net investment results and monthly deductions could result in the net cash surrender value being reduced to zero. In such situations, we will continue the policy in force for the first two policy years, provided the death benefit guarantee monthly premium requirement continues to be met taking into consideration loans or partial withdrawals. Lincoln Life makes no charge for this additional benefit.

                   Policy Changes

                   Change in Type of Death Benefit. You may also change the type of death benefit coverage from Option 1 to Option 2 or from Option 2 to Option 1. The request for such a change must be made in writing on a form suitable to us. The change will be effective on the first monthly anniversary day on or next following the day we receive the request. No change in the type of death benefit will be allowed if the resulting specified amount would be less than the minimum specified amount of $50,000.

                   If the change is from Option 1 to Option 2, the insured's specified amount after such change will be equal to the insured's specified amount prior to such change minus the policy value on the date of change.

                   If the change is from Option 2 to Option 1, the insured's specified amount after such change will be equal to the insured's specified amount prior to such change plus the policy value on the date of change.

                   Changes in Amount of Insurance Coverage. In addition to the above changes, you may request to increase or decrease the specified amount at any time. The request for such a change must be from you and in writing on a form suitable to us. Any decrease will become effective on the first monthly anniversary day on or next following the day the request is received by us. Any such decrease will reduce insurance first against insurance provided by the most recent increase, next against the next most recent increases successively, and finally against insurance provided under the original application. The specified amount after any requested decrease may not be less than $50,000. Any request for an increase must be applied for on a supplemental application.

                   Such increase will be subject to evidence of insurability satisfactory to us and to its issue rules and limits at the time of increase. Furthermore, such increase will not be allowed unless the net cash surrender value is sufficient to cover the next monthly deductions and the surrender charge for the increase. Any increase will become effective on the first monthly anniversary day on or next following the day the application for increase is approved.

                   Changes in the initial specified amount, partial withdrawals, and/or death benefit option during the first two policy years may affect the death benefit guarantee monthly premium. These events and loans may also affect the policy's ability to remain in force.

                   Policy Value

                   The policy provides for the accumulation of policy value, which is calculated as often as the assets of the Separate Account are valued. The policy value varies with the investment performance of the General Account and of the Separate Account, as well as other factors. In particular, policy value also depends on any premiums received, any policy loans, and any charges and deductions assessed the policy. The policy has no guaranteed minimum policy value.

                   On the policy date the policy value will be the initial net premium, minus the sum of the following:

                    a.The monthly administrative charge;

                    b.The cost of insurance for the first month;

                    c.Any charges for extra benefits.

                   On each monthly anniversary day the policy value is equal to the sum of the following:

                    a.The policy value on the preceding day;

                    b.Any increase due to net investment results in the value
                      of the subaccounts to which the investment amount is allocated;

                    c.Interest at not less than an annual rate of 4.0% (the
                      General Account guaranteed interest rate) on amounts allocated to the General Account;

                    d.Interest at not less than an annual rate of 4.0% on any
                      outstanding loan amount;

                    e.Any net premiums received since the preceding day.

                   Minus the sum of the following:

                    f.Any decrease due to net investment results in the value
                      of the subaccounts to which the investment amount is allocated;

                    g.Any withdrawals;

                    h.Any amount charged against the investment amount for
                      federal or other governmental income taxes;

                    i.The monthly administrative charge;

                    j.The cost of insurance for the following month;

                    k.Any charges for extra benefits.

                   On any day other than a monthly anniversary day, the policy value is equal to the sum of the following:

                    a.The policy value on the preceding day;

                    b.Any increase due to net investment results in the value
                      of the subaccounts to which the investment amount is allocated;

                    c.Interest at not less than an annual rate of 4.0% (the
                      General Account guaranteed interest rate) on amounts allocated to the General Account;

                    d.Interest at not less than an annual rate of 4.0% on any
                      outstanding loan amount;

                    e.Any net premiums received since the preceding day.

                   Minus the sum of the following:

                    f.Any decrease due to net investment results in the value
                      of the subaccounts to which the investment amount is allocated;

                    g.Any withdrawals;

                    h.Any amount charged against the investment amount for
                      federal or other governmental income taxes.

                   The charges and deductions described above are further discussed in the Charges and Deductions section beginning on page 14.

                   Net Investment Results. The net investment results are the changes in the unit values of the subaccounts from the previous valuation day to the current day. The net investment results are equal to the per unit change in the market value of each fund's assets reduced by the per unit share of the asset management charge, any miscellaneous expenses incurred by the fund, and the mortality and expense risk charge for the period, and increased by the per unit share of any dividends credited to the subaccount by the fund during the period.

                   The value of the assets in the funds will be taken at their fair market value in accordance with accepted accounting practices and applicable laws and regulations.

                   Transfer Between Subaccounts

                   Any time after the record date, you may request to transfer an amount from one subaccount to another. The request to transfer funds must be in writing on a form suitable to us. Transfers may be made by telephone request only if the owner has previously authorized telephone transfers in writing on a form suitable to us. You may also send your request by facsimile to the Administrative Office. We will follow reasonable procedures to determine that the telephone requester is authorized to request such transfers, including requiring certain identifying information contained in the written authorization. If such procedures are followed, we will not be liable for any loss arising from any telephone transfer. Transfers will take effect on the date that the request is received at our administrative mailing address. A transfer charge of $10 is made for each transfer and is deducted from the amount transferred; however, the transfer charge is currently being waived for all transfers. The minimum amount which may be transferred between subaccounts is $100. The maximum number of transfers allowed in a policy year is twelve.

                   Transfer to and from the General Account

                   Any time after the record date, you may also request to transfer amounts from the Separate Account to the General Account. Transfers from the General Account to the Separate Account are subject to several restrictions:

                   (1)only one transfer from the General Account to the
                      Separate Account is allowed during any twelve consecutive months; and

                   (2)as of the date of the transfer, the amount transferred
                      may be any amount up to, but not exceeding, 20% of the unloaned policy value in the General Account. Currently, the 20% maximum transfer limitation does not apply for the first 6 months after the policy issue date.

                   There is no minimum transfer amount. However, if the unloaned portion of the General Account is $500 or less, the owner may transfer all or a portion of this amount to the Separate Account and the 20% maximum transfer restriction does not apply. For each transfer there is a $10 charge deducted from the amount transferred. Currently, this transfer charge is being waived.

                   Please note that the telephone and/or facsimile may not always be available. Any telephone or facsimile, whether it is yours, your service provider's, or your agent's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should send your request in writing to our Administrative Office.

                   Market Timing

                   Frequent, large, or short-term transfers among Sub-Accounts and the Fixed Account, such as those associated with "market timing" transactions, can affect the funds and their investment returns. Such transfers may dilute the value of the fund shares, interfere with the efficient management of the fund's portfolio, and increase brokerage and administrative costs of the funds. As an effort to protect our policy owners and the funds from potentially harmful trading activity, we utilize certain market timing policies and procedures (the "Market Timing Procedures"). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the Sub-Accounts and the Fixed Account that may affect other policy owners or fund shareholders. We discourage frequent transfers, and we accommodate frequent transfers only if we lack a contractual basis to refuse those transfer requests.

                   We discourage frequent trading by assessing transfer charges and enforcing limitations on transfers to the extent allowed by the policies as described in the Transfers section of the prospectus. We apply these limitations uniformly to all policy owners. If, however, we are unable to prevent market timing, certain policy owners may engage in market timing activity which is harmful to other policy owners. That harm may include the dilution of the value of fund shares and increased expenses which negatively impact investment returns as described above.

                   The funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other funds and the Market Timing Procedures we have adopted to discourage frequent transfers among Sub-Accounts. Policy owners and other persons with interests under the policies should be aware that we may not have the contractual obligation or the operational capacity to apply the frequent trading policies and procedures of the funds.

                   In our sole discretion, we may impose revised Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). We will apply these revised Market Timing Procedures uniformly to all policy owners. In addition, we may impose other procedures or restrictions as required by law or court order, or to comply with state or federal regulatory requirements. We also reserve the right to implement and administer redemption fees imposed by one or more of the funds in the future.

                   Loans

                   You may, upon written request, borrow against the policy. You must execute a written loan agreement with us. The policy will be the sole security for the loan, and the policy must be assigned to us as part of the loan agreement. Ordinarily, the loan will be processed within seven days from the date the request for a loan is received at our administrative mailing address. Payments may be postponed under certain circumstances. (See Postponement of Payments.)

                   A loan taken from, or secured by, a policy may have federal income tax consequences. In particular, adverse tax consequences may occur if the policy lapses with outstanding loans. (See Tax Issues.)

                   Loan Amount. The amount of all outstanding loans with interest may not exceed the policy value less surrender charge as of the date of the policy loan. Note, however, that in the earlier policy years, depending on the premium payments made, or if you have requested a substantial reduction in specified amount, there may be little or no policy value available. If at any time the total of policy loans plus loan interest equals or exceeds the policy value less surrender charge, notice will be sent to the last known address of the owner, and any assignee of record, and the policy will enter into the grace period. If sufficient payment is not received within 61 days after notice is mailed, the policy will lapse and terminate without value. (See Policy Lapse and Reinstatement.)

                   Deduction of Loan and Loan Interest. Unless we agree otherwise the amount of any loan or unpaid loan interest will be deducted from the General Account and the subaccounts in proportion to the value in each. Amounts deducted from the Separate Account will be transferred to the Lincoln Life General Account, where they will earn interest at an annual rate of not less than 4.0%; currently, loaned amounts earn interest at an annual rate of 4.95%. Any interest not paid when due will be added to the existing loan amount and will also be charged interest at the same policy loan rate.

                   The amount will remain a part of the policy value, but will not be increased or decreased by investment results in the Separate Account. Therefore, the policy value could be more or less than what it would have been if the policy loan had not been made, depending on the investment results in the Separate Account compared to the interest credited to the assets transferred to the General Account to secure the loan. In this way, a loan may have a permanent effect upon both the policy value and the death benefit and may increase the potential for policy lapse.

                   Loan Repayments. Loan repayments will ordinarily be allocated to the General Account and the subaccounts in accord with the most recent premium allocation. Any loan not repaid at the time of surrender of the policy, maturity, or death of the insured will be deducted from the amount otherwise payable.

                   Withdrawals

                   Any time after the first policy year, and during the lifetime of the insured, you may make cash withdrawals from the policy value. The amount and timing of withdrawals is subject to certain limitations. The minimum withdrawal is $500 and only one withdrawal may be made during a policy year. During any year in which the surrender charge is greater than zero, the amount of the withdrawal may not be more than 20% of the net cash surrender value (except that we have the current practice of waiving the 20% limitation after the tenth policy year). During any year in which the surrender charge is equal to zero, the amount of the withdrawal may not be more than the net cash surrender value. A charge of $10 is made for each withdrawal and is deducted from the withdrawn amount; the balance is paid to the owner. You should be aware that withdrawals may result in the owner incurring a tax liability. (See Tax Issues.)

                   Deduction of Withdrawal. When a withdrawal is made, the policy value will be reduced by the amount of the withdrawal. The amount will be deducted from the General Account and the subaccounts in proportion to the values in the General Account and the subaccounts. The deduction may be made by some other method if the owner requests it, and if such method is acceptable to us.

                   Effect of Withdrawals on Death Benefit and Cost of Insurance. A withdrawal may affect the death benefit amount in one of several ways. First, if the death benefit type is Option 1, the specified amount will automatically be reduced by the amount of the withdrawal, and thus will lower the death benefit by the same amount. If the death benefit is Option 2, this reduction in the specified amount does not occur, but the death benefit is lowered by the amount the policy value is decreased by the withdrawal. In addition, since the death benefit is required to be at least equal to the specified percentage multiplied times the policy value, a reduction in the policy value will sometimes result in a reduction in the death benefit equal to the specified percentage times the reduction in policy value. (See Death Benefit and Death Benefit Types.) In such cases, where the death benefit is reduced by an amount greater than the withdrawal, the subsequent cost of insurance will be reduced (under either type of death benefit) to reflect the excess reduction in death benefit.

                   No withdrawal will be allowed if the resulting insured's specified amount would be less than $50,000. The request for withdrawal must be in writing on a form suitable to us.

                   Ordinarily, withdrawals will be processed within seven days from the date the request for a withdrawal is received at our administrative mailing address. Payment of the withdrawal amount may be postponed under certain circumstances. (See Postponement of Payments.)

                   Policy Lapse and Reinstatement

                   During the first two policy years, insurance coverage under the policy will be continued in force as long as the total premiums paid (minus any partial withdrawals and minus any outstanding loans) equals or exceeds the death benefit guarantee monthly premium times the number of months since the policy date, including the current month. Unless coverage is being continued under the death benefit guarantee (see Death Benefit Guarantee) lapse will occur when the policy value less surrender charges and less outstanding loans is insufficient to cover the monthly deductions and the grace period expires without a sufficient payment. The policy value may be insufficient to pay the cost of insurance because it has been exhausted by earlier deductions; due to poor investment performance, withdrawals, indebtedness for policy loans, substantial reductions in specified amount, the terms of certain riders added to the policy, or because of some combination of these factors. Insurance coverage will continue during the grace period, but the policy will be deemed to have no policy value for purposes of policy loans and surrenders. Regardless of premium payments or current net cash surrender value, coverage will never be continued beyond the maturity date of the policy.

                   A grace period of 61 days will begin on the date we send a notice of any shortfall to the last known address of the owner or any assignee. The owner must, during the grace period, make a payment sufficient to cover the monthly deductions and any other charges due under the policy until the end of the grace period. Failure to make a sufficient payment during the grace period will cause the policy to lapse. If lapse occurs during the first two policy years, any excess sales charge will be returned to the owner. If the insured dies during the grace period, regardless of the cause of the grace period, any due and unpaid monthly deductions will be deducted from the death benefit.

                   You may reinstate a lapsed policy at any time within five years after the date of lapse and before the maturity date by submitting evidence of insurability satisfactory to us and a premium sufficient to keep the policy in force for two months as well as the repayment of any indebtedness. The effective date of a reinstatement will be the first monthly anniversary day on or next following the day the application for reinstatement is approved. The above will not apply if the policy had been previously surrendered.

                   Surrender of the Policy

                   You may surrender the policy at any time during the lifetime of the insured and receive the net cash surrender value. Please note that if you surrender your policy in its early years, you may receive little or no cash value. The net cash surrender value is equal to the policy value minus any surrender charge, minus any outstanding loan and plus any unearned loan interest. If surrender occurs during the first two policy years, any excess sales charge will be returned to the owner. The request must be made in writing on a form suitable to us. The request will be effective the date the request is received at our administrative mailing address, or at a later date if you so request.

                   Ordinarily, the surrender will be processed within seven days from the date the request for surrender is received. However, if you have money due from the General Account, payment from the General Account may be deferred up to six months at Lincoln Life's option. If Lincoln Life exercises its right to defer any payment from the General Account interest will be paid as required by law from the date the recipient would otherwise have been entitled to receive the payment. The tax treatment of a surrender policy is discussed under Tax Issues.

                   We offer a personalized checkbook service for surrender of your policy. Once your request is processed, proceeds are placed in an interest-bearing account in your name. You have complete access to your proceeds through check writing privileges. You have the choice of leaving proceeds in this account or you may write checks immediately --even a check for the entire amount.

                   All coverage under the policy will automatically terminate and may not be reinstated if the owner makes a full surrender. A full or partial surrender of the policy may have tax consequences.

                   Proceeds and Payment Options

                   Proceeds. The amount payable under the policy on the maturity date (the policy anniversary following the insured's 99th birthday), on the surrender of the policy, or upon the death of any insured person is called the proceeds of the policy.

                   The proceeds to be paid on the death of the insured will be the death benefit minus any outstanding policy loan, and plus any unearned loan interest. The proceeds to be paid on the surrender of the policy or on the maturity date will be the net cash surrender value.

                   Any amount to be paid at the death of the insured or any other termination of this policy will be paid in one sum unless otherwise provided. Interest will be paid on this amount

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                   from date of death or maturity to date of payment at a
                   specified rate, not less than that required by law. All or part of the sum of this amount and such interest credited to date of payment will be applied to any payment option.

                   To the extent allowed by law, proceeds are not to be subject to any claims of a beneficiary's creditors.

                   Payment Options. Upon written request, all or part of the proceeds and interest credited thereon may be applied to any payment option available from us at the time payment is to be made. Under certain conditions, payment options will only be available with our consent. Such conditions will exist if the proceeds to be settled under any option are $2,500 or less, or if any installment or interest payment is $25 or less. In addition, if any payee is a corporation, partnership, association, trustee, or assignee, our approval is needed before any proceeds can be applied to a payment option.

                   You may elect any payment option while the insured is alive and may change that election if that right has been reserved. When the proceeds become payable to a beneficiary, the beneficiary may elect any payment option if the proceeds are available to the beneficiary in one sum.

                   The option date is any date the policy terminates under the termination provision.

                   Any proceeds payable under the policy may also be settled under any other method of settlement offered by us on the option date. Additional interest as we may determine may be paid or credited from time to time in addition to the payments guaranteed under a payment option. The payment option elected, as well as the time the election is made, may have tax consequences.

                   When proceeds become payable under a payment option, a payment contract will be issued to the payee in exchange for the policy. Such payment contract may not be assigned. Any change in payment option may be made only if it is provided for in the payment contract. Under some of the payment options, proceeds may be withdrawn under such payment option if provided for in the payment contract. The amount to be withdrawn varies by the payment option.

GENERAL PROVISIONS

                   The Contract

                   The entire contract consists of the policy plus the application and any supplemental application, plus any riders, plus any amendments. The policy is issued in consideration of the application and payment of the Initial premium. Only statements in the application and any supplemental applications can be used to contest the validity of the policy or defend a claim. These statements are, in the absence of fraud, considered representations and not warranties. A change in the policy will be binding on us only if the change is in writing and the change is made by the President, Vice President, Secretary, or Assistant Secretary of Lincoln Life.

                   The policy is nonparticipating; it will not share in our profit or surplus earnings.

                   Suicide

                   If the insured commits suicide, while sane or insane, within two years from the policy date, our total liability under the policy will be the premiums paid, minus any policy loan, plus any unearned loan interest, minus any prior withdrawals, and minus the cost of any riders.

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

                   If the insured commits suicide, while sane or insane, within two years from the effective date of any increase in insurance, our total liability with respect to such increase will be its cost of insurance and monthly charges.

                   If the insured commits suicide, while sane or insane, within two years from the effective date of any reinstatement, our total liability with respect to such reinstatement will be the premiums paid since the effective date of the reinstatement, minus any policy loan, plus any loan interest, minus any prior withdrawals, and minus the cost of any riders.

                   Representations and Contestability

                   All statements made in an application by, or on behalf of, the insured will, in the absence of fraud, be deemed representations and not warranties. Statements may be used to contest a claim or validity of the policy only if these statements are contained in the application for issue, reissue, or reinstatement, or in any supplemental application, and a copy of that application or supplemental application is attached to the policy. The policy will not be contestable after it has been in force for two years from the policy date during the lifetime of the insured. Also, any increase in coverage or any reinstatement will not be contestable after that increase or reinstatement has been in force two years from its effective date during the lifetime of the insured. Any contest will then be based only on the application for the increase or reinstatement and will be subject to the same conditions as for contest of the policy.

                   Incorrect Age or Sex

                   If there is an error in the age or sex of the insured, the excess of the death benefit over the policy value will be adjusted to that which would be purchased by the most recent cost of insurance at the correct age and sex. The resulting death benefit will not be less than the percentage of the policy value required by the death benefit provision at the insured's correct age.

                   Change of Owner or Beneficiary

                   The owner of the policy is the owner identified in the application, or a successor. All rights of the owner belong to the owner while the insured is alive. The rights pass to the estate of the owner if the owner dies before the insured. The owner may transfer all ownership rights and privileges to a new owner while the insured is living. The request must be in writing on a form suitable to us and received at our administrative address. Once recorded, the change will be effective as of the date signed. The change will be effective the day that the request is received at our administrative mailing address. We will not be responsible for any payment or other action taken before having recorded the transfer. A change of ownership will not, in and of itself, affect the interest of any beneficiary. A change of ownership may have tax consequences.

                   The beneficiary is identified in the application for the policy, and will receive the proceeds when the insured dies. The beneficiary may be changed by the owner while the insured is alive, and provided that any prior designation does not prohibit such a change. The change request must be in writing on a form suitable to us and received at our administrative address. Once recorded, the change will be effective as of the date signed. A change will revoke any prior designation of the beneficiary. We reserve the right to require the policy for endorsement of the change of beneficiary designation.

                   If not otherwise provided, the interest of any beneficiary who dies before the insured will pass to any other beneficiaries according to their interest. If no beneficiary survives the

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

                   insured, the proceeds will be paid in one sum to the owner, if living. If the owner is not living, the proceeds will be paid to the owner's estate.

                   Assignment

                   Any assignment of the policy will not be binding on us unless it is in writing on a form suitable to us and is received at our administrative mailing address. We will not be responsible for the validity of any assignment, and reserve the right to require the policy for endorsement of any assignment. An assignment of the policy may have tax consequences.

                   Reports and Records

                   We will maintain all records relating to the Separate Account. We will mail to the owner at least once each year a report, without charge, which will show the current policy value, the current net cash surrender value, the current death benefit, any current policy loans, any premiums paid, any cost of insurance charges deducted, and any withdrawals made. The report will also include any other data that may be required where the contract is delivered.

                   In addition, we will provide to policyowners semiannually, or otherwise as may be required by regulations under the 1940 Act, a report containing information about the operations of the funds.

                   Policy owners will receive statements of significant transactions such as: changes in specified amount or death benefit option; transfers among subaccounts; premium payments; loans and repayment of loans; reinstatement; and termination.

                   We have entered into an agreement with Delaware Management Company, Inc., and Delaware Service Company, Inc. 2005 Market Street, Philadelphia, PA 19203, to provide accounting services to the Separate Account.

                   Projection of Benefits and Values

                   At the owner's request, we will provide a report to the owner which shows projected future results. The request must be in writing to our administrative mailing address on a form suitable to us. The report will be comparable in format to those shown in Appendix D and will be based on assumptions in regard to the death benefit as may be specified by the owner, planned premium payments as may be specified by the owner, and such other assumptions as are necessary and specified either by the owner or us. A reasonable fee may be charged for this projection.

                   Postponement of Payments

                   Payments of any amount payable on surrender, loan, or benefits payable at death or maturity may be postponed whenever:

                   (i)The New York Stock Exchange is closed other than
                      customary week-end and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission;
                  (ii)the Commission by order permits postponement for the
                      protection of owners; or
                 (iii)an emergency exists, as determined by the Commission, as a result of which disposal of securities is not reasonably practical or it is not reasonably practical to determine the value of the Separate Account's net assets.

                   Transfers may also be postponed under such circumstances.

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                   Requests for surrenders or policy loans of policy values
                   representing premiums paid by check may be delayed until such time as the check has cleared the owner's bank.

                   Riders

                   The availability of the riders listed below is subject to approval by the Insurance Department of the state in which the policy is issued, and is also subject to the current underwriting and issue procedures in place at the time of the application. The underwriting and issue procedures are subject to change without notice. In our discretion, we may offer additional riders that may alter the benefits or charges in your policy. Riders may have tax consequences. Adding a term insurance rider may diminish the policy value of your base policy or of other riders. Consult your financial and tax advisers before adding riders to, or deleting them from, your policy.

                   Term insurance is less costly for you to purchase. If term insurance is purchased, there is no increase in the cash value of your policy.

                   Term Rider for Covered Insured. The spouse and/or children of the Primary Insured may be added as an Other Insured on the base plan. Likewise, other individuals can be added as an Other Insured. The Term Rider for Covered Insured is a term rider available for issue ages 0 to 80 and the cost of insurance is deducted monthly for this benefit. Up to three such riders may be added to a base policy. The maximum amount which may be issued on any rider equals the amount of coverage on the policy multiplied times 19. The minimum amount is $10,000 for each Other Insured.

                   Children's Term Rider. The Children's Term Rider is a term rider available for children (natural, adopted, or stepchild) of the Primary Insured. Children 15 days to age 24 inclusive are covered. The rider is available in units of $1,000 with a minimum of $2,000 and a maximum of $20,000 per any one family. The cost of insurance for this rider is deducted monthly.

                   Guaranteed Insurability Rider. This rider is available for issue ages 0 to 40 and it is available for the Primary Insured, and/or those covered under the Term Rider for Covered Insured. This rider allows the Covered Insured to purchase, without evidence of insurability, additional insurance on the option dates, or alternate option dates. It can be purchased in units of $1,000, with a minimum amount of $10,000 and a maximum amount of $100,000 or the specified amount, if less. Total amount of options exercised may not exceed five times the option amount. There are eight regular option dates, beginning at age 25, every three years thereafter, and the last option is at age 46. An alternate option date will occur three months after marriage, birth of a child, or adoption of a child. Exercising an alternate option date eliminates the next regular option date. This rider is not available for substandard risks. The cost of insurance for this rider is deducted monthly from the policy value.

                   Accidental Death Benefit Rider. This rider is available for the Primary Insured, and/or those covered under the Term Rider for Covered Insured. The Accidental Death Benefit Rider provides an additional life insurance benefit in the case of accidental death. It is available for ages 5 through
                   69. The minimum amount which can be purchased is $10,000 and the maximum amount is two times the specified amount on the Covered Insured, not to exceed a total of $350,000 in all policies, in all companies, for that insured. The cost of insurance for this rider is deducted monthly from the policy value.

                   Waiver of Cost of Insurance Rider. This rider is available for ages 5 through 64. It waives the total cost of insurance for the policy, the monthly charge, and the cost of any additional benefit riders, after the Primary Insured has been totally disabled for six

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

                   consecutive months and the claim for total disability has been approved. The cost of insurance for this rider is deducted monthly from the policy value.

                   Disability Benefit Payment Rider. This rider is available for ages 5 through 64. If the Covered Insured (Primary Insured or other insureds) under this rider has been totally disabled for six consecutive months, and the claim for total disability has been approved, a disability benefit amount will be paid as a premium to the policy. The minimum benefit which can be selected is $50 per month. The maximum is two times the planned periodic premium. The cost of insurance for this rider is deducted monthly from the policy value.

                   Convalescent Care Benefit Rider. This rider may be available in several forms which differ by the amount and duration of benefit payments and also by the conditions required to receive benefit payments. The rider is available for the Primary Insured only and its availability may stipulate certain minimum or maximum policy specified amounts. The rider provides benefit payments when the health of the insured is such that covered convalescent care services are necessary. The cost of insurance for this rider is deducted monthly from the policy value.

                   Contingent Option Rider. The Contingent Option Rider is a guaranteed insurability rider that gives the owner the right to purchase an additional policy without evidence of insurability upon the death of the designated person (the option life). Available to issue ages 20 through 80. The cost of insurance for this rider is based on the Contingent Option Amount and is deducted monthly from the policy value.

                   Retirement Option Rider. The Retirement Option Rider is a guaranteed insurability rider that gives the owner the right to purchase an additional policy without evidence of insurability within 60 days after a specific date (the option date). The option date, determined at the issue of the rider, may be the owner's anticipated retirement date or some other date after which additional insurance may be needed. Available to issue ages 20 through 70. The cost of insurance for this rider is based on the Retirement Option Amount and is deducted monthly from the policy value.

                   Accelerated Benefit Election Rider. This rider gives the owner the right to receive a portion of the death benefit prior to death if the insured is diagnosed as having an illness which with reasonable medical certainty will cause death within 12 months. Upon receipt of proof of loss, up to one-half of the eligible death benefit (as defined in the Rider) may be advanced to the owner in cash as an initial accelerated benefit. A limited amount of subsequent accelerated benefit is also available to pay premiums and interest charges required on the policy. The amount of all advanced accelerated benefits creates an interest-bearing lien against the death benefit otherwise payable at death. This rider is available to issue ages 0 through 80. There is no cost of insurance for this rider, but an administrative expense charge is payable upon application for benefits.

DISTRIBUTION OF THE POLICY

                   Lincoln Life offers the policy in all jurisdictions where it is licensed to do business. Lincoln Life, the principal underwriter for the policies, is registered with the Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers ("NASD"). The principal business address of Lincoln Life is 1300 South Clinton Street, Fort Wayne, Ind. 46802.

                   The policy may be sold by individuals who, in addition to being appointed as life insurance agents for Lincoln Life, are also registered representatives with broker-dealers who maintain selling agreements with us. Included among these broker-dealers are Lincoln Financial Advisors Corp. and Lincoln Financial Distributors both registered representatives affiliated with Lincoln. Registered representatives may receive commission and service fees up to 60% of the first year required premium (the death benefit guarantee monthly premium times
                   12), plus up to 3% of all other premiums paid, plus .25% of accumulated policy values in the third policy year and each year thereafter. Registered representatives are also eligible for cash bonuses and "non-cash compensation." The latter [as defined in NASD 2820] is represented by such things as office space, computers, club credit, prizes, awards, training and education meetings.

                   Additionally, the broker-dealer may receive compensation on the first year premium and all additional premiums and/or reimbursements for portions of policy sales expenses. In some situations, the broker-dealer may elect to share its commission or expense reimbursement allowance with the Registered Representative. Depending on the particular selling arrangements, there may be others whom we compensate for distribution activities. For example, we may compensate certain "wholesalers," who control access to certain selling offices, for access to those offices.

                   These additional types of compensation are not offered to all broker-dealers. The terms of any particular agreement governing compensation may vary among broker-dealers and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation may provide broker-dealers and/or their registered representatives with an incentive to favor sales of the policies over other variable life insurance policies (or other investments) with respect to which a broker-dealer does not receive additional compensation, or lower levels of additional compensation. You may wish to take such payments into account when considering and evaluating any recommendation relating to the policies.

                   All compensation is paid from our resources, which include fees and charges imposed under the policy.

ADVERTISING

                   We are ranked and rated by independent financial rating services, including Moody's, Standard & Poor's, Duff & Phelps and A.M. Best Company. The purpose of these ratings is to reflect our financial strength or claims-paying ability. The ratings are not intended to reflect the investment experience or financial strength of the Separate Account. We may advertise these ratings from time to time. In addition, we may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Lincoln Life or the Policies. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.

TAX ISSUES

                   Introduction. The Federal income tax treatment of the policy is complex and sometimes uncertain. The Federal income tax rules may vary with your particular circumstances. This discussion does not include all the Federal income tax rules that may affect you and your policy, and is not intended as tax advice. This discussion also does not address other Federal tax consequences, such as estate, gift, and generation skipping transfer taxes, or any state and local income, estate, and inheritance tax consequences, associated with the policy. As a result, you should always consult a tax adviser about the application of federal and state tax rules to your individual situation.

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

                   Taxation of Life Insurance Contracts in General

                   Tax status of the policy. Section 7702 of the Code establishes a statutory definition of life insurance for Federal tax purposes. We believe that the policy will meet the statutory definition of life insurance, which places limitations on the amount of premium payments that may be made and the contract values that can accumulate relative to the death benefit. As a result, the death benefit payable under the policy will generally be excludable from the beneficiary's gross income, and interest and other income credited under the policy will not be taxable unless certain withdrawals are made (or are deemed to be made) from the policy prior to the insured's death, as discussed below. This tax treatment will only apply, however, if (1) the investments of the Separate Account are "adequately diversified" in accordance with Treasury Department regulations, and (2) we, rather than the you, are considered the owner of the assets of the Separate Account for Federal income tax purposes.

                   Investments in the Separate Account Must be Diversified. For a policy to be treated as a life insurance contract for Federal income tax purposes, the investments of the Separate Account must be "adequately diversified." IRS regulations define standards for determining whether the investments of the Separate Account are adequately diversified. If the Separate Account fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the contract value over the contract premium payments. Although we do not control the investments of the subaccounts, we expect that the subaccounts will comply with the IRS regulations so that the Separate Account will be considered "adequately diversified."

                   Restriction on Investment Options. Federal income tax law limits your right to choose particular investments for the policy. Because the IRS has not issued guidance specifying those limits, the limits are uncertain and your right to allocate contract values among the subaccounts may exceed those limits. If so, you would be treated as the owner of the assets of the Separate Account and thus subject to current taxation on the income and gains from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing policies. We reserve the right to modify the policy without your consent to try to prevent the tax law from considering you as the owner of the assets of the Separate Account.

                   No Guarantees Regarding Tax Treatment. We make no guarantee regarding the tax treatment of any policy or of any transaction involving a policy. However, the remainder of this discussion assumes that your policy will be treated as a life insurance contract for Federal income tax purposes and that the tax law will not impose tax on any increase in your contract value until there is a distribution from your policy.

                   Tax Treatment of Life Insurance Death Benefit Proceeds. In general, the amount of the death benefit payable from a policy because of the death of the insured is excludable from gross income. Certain transfers of the policy for valuable consideration, however, may result in a portion of the death benefit being taxable.

                   If the death benefit is not received in a lump sum and is, instead, applied under one of the settlement options, payments generally will be prorated between amounts attributable to the death benefit which will be excludable from the beneficiary's income and amounts attributable to interest (accruing after the insured's death) which will be includible in the beneficiary's income.

                   Tax Deferral During Accumulation Period. Under existing provisions of the Code, except as described below, any increase in your contract value is generally not taxable to you unless amounts are received (or are deemed to be received) from the policy prior to the insured's death. If there is a total withdrawal from the policy, the surrender value will be includible in the your income to the extent the amount received exceeds the "investment in the contract." (If there is any debt at the time of a total withdrawal, such debt will be treated as an amount received by the owner.) The "investment in the contract" generally is the aggregate amount of premium payments and other consideration paid for the policy, less the aggregate amount received under the policy previously to the extent such amounts received were excludable from gross income. Whether partial withdrawals (or other amounts deemed to be distributed) from the policy constitute income to you depends, in part, upon whether the policy is considered a MEC for Federal income tax purposes.

                   Policies Which Are MECs

                   Characterization of a Policy as a MEC. A policy will be classified as a MEC if premiums are paid more rapidly than allowed by the "7-pay test" under the tax law or if the policy is received in exchange for another policy that is a MEC. In general, this policy will constitute a MEC unless
                   (1) it was received in exchange for another life insurance contract which was not a MEC, and (2) no premium payments (other than the exchanged contract) are paid into the policy during the first seven contract years. In addition, even if the policy initially is not a MEC, it may in certain circumstances become a MEC. These circumstances would include a material change of the policy (within the meaning of the tax law), and a withdrawal or reduction in death benefit during the first seven contract years.)

                   Tax Treatment of Withdrawals, Loans, Assignments and Pledges Under MECs. If the policy is a MEC, withdrawals from the policy will be treated first as withdrawals of income and then as a recovery of premium payments. Thus, withdrawals will be includible in income to the extent the contract value exceeds the investment in the policy. The Code treats any amount received as a loan under a policy, and any assignment or pledge (or agreement to assign or pledge) any portion of your contract value, as a withdrawal of such amount or portion. Your investment in the policy is increased by the amount includible in income with respect to such assignment, pledge, or loan.

                   Penalty Taxes Payable on Withdrawals. A 10% penalty tax may be imposed on any withdrawal (or any deemed distribution) from your MEC which you must include in your gross income. The 10% penalty tax does not apply if one of several exceptions exists. These exceptions include withdrawals or surrenders that: you receive on or after you reach age
                   59 1/2, you receive because you became disabled (as defined in the tax law), or you receive as a series of substantially equal periodic payments for your life (or life expectancy).

                   Special Rules if You Own More Than One MEC. In certain circumstances, you must combine some or all of the life insurance contracts which are MECs that you own in order to determine the amount of withdrawal (including a deemed withdrawal) that you must include in income. For example, if you purchase two or more MECs from the same life insurance company (or its affiliates) during any calendar year, the Code treats all such policies as one contract. Treating two or more policies as one contract could affect the amount of a withdrawal (or a deemed withdrawal) that you must include in income and the amount that might be subject to the 10% penalty tax described above.

                   Policies Which Are Not MECs

                   Tax Treatment of Withdrawals. If the policy is not a MEC, the amount of any withdrawal from the policy will generally be treated first as a non-taxable recovery of premium payments and then as income from the policy. Thus, a withdrawal from a policy that is not a MEC will not be includible in income except to the extent it exceeds the investment in the policy immediately before the withdrawal.

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

                   Certain Distributions Required By the Tax Law in the First 15 Policy Years. Section 7702 places limitations on the amount of premium payments that may be made and the contract values that can accumulate relative to the death benefit. Where cash distributions are required under Section 7702 in connection with a reduction in benefits during the first 15 years after the policy is issued (or if withdrawals are made in anticipation of a reduction in benefits, within the meaning of the tax law, during this period), some or all of such amounts may be includible in income. A reduction in benefits may occur when the face amount is decreased, withdrawals are made, and in certain other instances.

                   Tax Treatment of Loans. If your policy is not a MEC, a loan you receive under the policy is generally treated as your indebtedness. As a result, no part of any loan under such a policy constitutes income to you so long as the policy remains in force. Nevertheless, in those situations where the interest rate credited to the loan account equals the interest rate charged to you for the loan, it is possible that some or all of the loan proceeds may be includible in your income. If a policy lapses (or if all contract value is withdrawn) when a loan is outstanding, the amount of the loan outstanding will be treated as withdrawal proceeds for purposes of determining whether any amounts are includible in your income.

                   Other Considerations

                   Insured lives past age 100. If the insured survives beyond the end of the mortality table, which is used to measure charges for the policy and which ends at age 100, we believe the policy will continue to qualify as life insurance for Federal tax purposes. However, there is some uncertainty regarding this treatment, and it is possible that you would be viewed as constructively receiving the cash value in the year the insured attains age 100.

                   Compliance With the Tax Law. We believe that the maximum amount of premium payments we have determined for the policies will comply with the Federal tax definition of life insurance. We will monitor the amount of premium payments, and, if the premium payments during a contract year exceed those permitted by the tax law, we will refund the excess premiums within 60 days of the end of the policy year and will pay interest and other earnings (which will be includible in income subject to tax) as required by law on the amount refunded. We also reserve the right to increase the death benefit (which may result in larger charges under a policy) or to take any other action deemed necessary to maintain compliance of the policy with the Federal tax definition of life insurance.

                   Disallowance of Interest Deductions. If an entity (such as a corporation or a trust, not an individual) purchases a policy or is the beneficiary of a policy issued after June 8, 1997, a portion of the interest on indebtedness unrelated to the policy may not be deductible by the entity. However, this rule does not apply to a policy owned by an entity engaged in a trade or business which covers the life of an individual who is a 20-percent owner of the entity, or an officer, director, or employee of the trade or business, at the time first covered by the policy. This rule also does not apply to a policy owned by an entity engaged in a trade or business which covers the joint lives of the 20% owner of the entity and the owner's spouse at the time first covered by the policy.

                   Federal Income Tax Withholding. We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a policy unless you notify us in writing at or before the time of the distribution that tax is not to be withheld. Regardless of whether you request that no taxes be withheld or whether the Company withholds a sufficient amount of taxes, you will be responsible for the payment of any taxes and early distribution penalties that may be due on the amounts received. You may also be required to pay penalties under the estimated tax rules, if your withholding and estimated tax payments are insufficient to satisfy your total tax liability.

                   Changes in the Policy and Changes in the Law. Changing the owner, exchanging the contract, and other changes under the policy may have tax consequences (in addition to those discussed herein) depending on the circumstances of such change. The above discussion is based on the Code, IRS regulations, and interpretations existing on the date of this Prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.

                   Tax Status of Lincoln Life

                   Under existing Federal income tax laws, Lincoln Life does not pay tax on investment income and realized capital gains of the Separate Account. Lincoln Life does not expect that it will incur any Federal income tax liability on the income and gains earned by the Separate Account. We, therefore, do not impose a charge for Federal income taxes. If Federal income tax law changes and we must pay tax on some or all of the income and gains earned by the Separate Account, we may impose a charge against the Separate Account to pay the taxes.

                   Fair Value of Your Policy

                   It is sometimes necessary for tax and other reasons to determine the "value" of your policy. The value can be measured differently for different purposes. It is not necessarily the same as the accumulation value or the net accumulation value. You, as the owner, should consult with your advisers for guidance as to the appropriate methodology for determining the fair market value of the policy.

VOTING RIGHTS

                   To determine how many votes each policy owner is entitled to direct with respect to a Fund, first we will calculate the dollar amount of your account value attributable to that Fund. Second, we will divide that amount by $100. The result is the number of votes you may direct.

                   We will vote the shares of each fund held in the Separate Account at special meetings of the shareholders of the particular fund in accordance with instructions received by the Administrative Office in proper written form from persons having a voting interest in the Separate Account. Lincoln Life will vote shares for which it has not received instructions in the same proportion as it votes shares in the Separate Account for which it has received instructions. The funds do not hold regular meetings of shareholders.

                   The number of shares which a person has a right to vote will be determined as of a date to be chosen by the appropriate fund not more than sixty (60) days prior to the meeting of the particular fund. Voting instructions will be solicited by written communication at least fourteen (14) days prior to the meeting.

STATE REGULATION OF LINCOLN LIFE AND THE SEPARATE ACCOUNT

                   Lincoln Life, a stock life insurance company organized under the laws of Indiana, is subject to regulation by the Indiana Department of Insurance ("Department"). An annual statement is filed with the Department on or before March 1st of each year covering the operations and reporting on the financial condition of Lincoln Life as of December 31 of the preceding year. Periodically, the Department examines the liabilities and reserves of Lincoln Life and the Separate Account and certifies their adequacy, and a full examination of Lincoln Life's operations is conducted by the Department at least once every five years.

                   In addition, we are subject to the insurance laws and regulations of other states within which it is licensed or may become licensed to operate. Generally, the Insurance Department of any other state applies the laws of the state of domicile in determining permissible investments.

SAFEKEEPING OF THE SEPARATE ACCOUNT'S ASSETS

                   Lincoln Life holds title to the assets of the Separate Account. The assets are kept physically segregated and held separate and apart from the General Account assets. Records are maintained of all purchases and redemptions of fund shares held by each subaccount. There is a primary fidelity bond covering Lincoln Life directors and employees with a limit in the amount of $50,000,000 for a single loss and a $100,000,000 aggregate loss limit issued by Fidelity and Deposit Company of Maryland.

                   The funds do not issue certificates. Thus, we hold the Separate Account's assets in an open account in lieu of stock certificates.

LEGAL PROCEEDINGS

                   Lincoln Life is involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of business. In some instances, these proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief.

                   After consultation with legal counsel and a review of available facts, it is management's opinion that these proceedings ultimately will be resolved without materially affecting the financial position of Lincoln Life, the Separate Account or the Principal Underwriter.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

                   The financial statements of the Separate Account and the consolidated financial statements of Lincoln Life appearing in this Prospectus and Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, 2300 National City Center, 110 West Berry Street, Fort Wayne, Indiana 46802, as set forth in their reports, also appearing in this Prospectus and in the Registration Statement. The financial statements audited by Ernst & Young LLP have been included herein in reliance on their reports given on their authority as experts in accounting and auditing.

EXPERTS

                   Actuarial matters included in this Prospectus have been examined by Vaughn W. Robbins, FSA, as stated in the opinion filed as an exhibit to the Registration Statement.

                   Legal matters in connection with the policies described herein are being passed upon by Robert A. Picarello, Esq., as stated in the opinion filed as an exhibit to this Registration Statement.

OFFICERS AND DIRECTORS OF THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Name, address and position(s)
with registrant               Principal occupations last five years
------------------------------------------------------------------------------------------------------------

  Frederick J. Crawford       Director, [3-05-present], The Lincoln National Life Insurance Company; Senior
  Director                    Vice President and Chief Financial Officer [present], Vice President and
  Centre Square               Treasurer [1/01-05], Lincoln National Corporation. Formerly: Senior Vice
  West Tower                  President, The Lincoln National Life Insurance Company; President and Market
  1500 Market Street          Manager [99-00] Bank One, N.A. Greater Cincinnati Region.
  Philadelphia, PA 19102

  Donna D. DeRosa             Senior Vice President [4/00-present], Vice President [99- 4/00] The Lincoln
  Senior Vice President,      National Life Insurance Company.
  Chief Operating Officer,
  and Director
  350 Church Street
  Hartford, CT 06103

  Jude T. Driscoll            Director [1/03-present] The Lincoln National Life Insurance Company;
  Director                    President and Chief Executive Officer [1/03-present] Delaware Investments;
  One Commerce Square         Director [1/01-present] Lincoln National Realty Corporation. Formerly: Interim
  2005 Market Street          Chief Executive Officer [10/02-1/03], Executive Vice President, Head of Fixed
  Philadelphia, PA 19103      Income [7/02-10/02] Delaware Investments; Senior Vice President, Trading
                              Research [6/98-7/00] Conseco Capital Management.

  John H. Gotta               Chief Executive Officer of Life Insurance and Retirement Services, Executive
  President and Director      Vice President and Director [12/99-present]. Formerly: Senior Vice President
  350 Church Street           and Assistant Secretary [4/98-12/99], The Lincoln National Life Insurance
  Hartford, CT 06103          Company.

  Barbara S. Kowalczyk        Senior Vice President, Corporation Planning [5/94-present], Lincoln National
  Director                    Corporation; Director and Member of the Investment Committee [12/01-
  Centre Square               present], The Lincoln National Life Insurance Company, Senior Vice President
  West Tower                  and Director [present] Lincoln National Management Corporation; Director
  1500 Market Street          [present], Lincoln Life & Annuity Company of New York.
  Suite 3900
  Philadelphia, PA 19102

  Gary W. Parker              Senior Vice President and Chief Product Officer [3/00-present], Vice President
  Senior Vice President       Product Management [7/98-3/00], The Lincoln National Life Insurance
  and Chief Product Officer   Company.
  350 Church Street
  Hartford, CT 06103

Name, address and position(s)
with registrant               Principal occupations last five years
--------------------------------------------------------------------------------------------------------------

  See Yeng Quek               Chief Investment Officer, Director [5/01-present] and Chairman of the
  Chief Investment            Investment Committee [10/02], The Lincoln National Life Insurance Company;
  Officer, Director           Senior Vice President [8/00-present], Delaware Investments. Formerly: Vice
  and Chairman of the         President [2/93-7/00], Conseco Capital Management, Incorporated.
  Investment Committee
  One Commerce Square
  Philadelphia, PA 19103

  Michael S. Smith            Senior Vice President, Chief Financial Officer, Chief Risk Officer and Director,
  Senior Vice President,      [3/05-present]; Vice President and Appointed Actuary [03-05], The Lincoln
  Chief Financial Officer,    National Life Insurance Company.
  Chief Risk Officer and
  Director
  1300 South Clinton Street
  Fort Wayne, IN 46802

ADDITIONAL INFORMATION

                   A registration statement has been filed with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, with respect to the policy offered hereby. This prospectus does not contain all the information set forth in the registration statement and the amendments and exhibits to such registration statement, to all of which reference is made for further information concerning the Separate Account, Lincoln Life and the policy offered hereby. Statements contained in this prospectus as to the contents of the policy and other legal instruments are summaries. For a complete statement of the terms thereof reference is made to such instruments as filed.

Appendix A

Base minimum premiums
Per $1,000 of specified amount*
Male (or unisex), age on policy date

Prf NS =   Preferred nonsmoker
Std NS =   Standard nonsmoker
Prf SM =   Preferred smoker
Std SM =   Standard smoker

Age Prf NS Std NS Prf SM Std SM Age Prf NS Std NS Prf SM Std SM
---------------------------------------------------------------
  0     **   3.62     **     **
---------------------------------------------------------------
  1          2.12                41   8.33   8.81  11.82  12.18
  2          2.12                42   8.80   9.28  12.88  13.24
  3          2.12                43   9.17   9.77  13.81  14.29
  4          2.12                44   9.69  10.29  15.17  15.53
  5          2.12                45  10.12  10.84  16.46  16.94
---------------------------------------------------------------
  6          2.12                46  10.59  11.43  17.58  18.18
  7          2.12                47  11.34  12.18  18.69  19.41
  8          2.13                48  11.98  13.06  20.10  20.82
  9          2.21                49  12.86  13.94  21.52  22.24
 10          2.31                50  13.80  15.00  22.98  23.82
---------------------------------------------------------------
 11          2.41                51  14.92  16.24  24.75  25.59
 12          2.65                52  16.03  17.47  26.57  27.53
 13          3.00                53  17.27  18.71  28.74  29.82
 14          3.18                54  18.73  20.29  31.04  32.12
 15          3.35                55  20.26  22.06  33.39  34.59
---------------------------------------------------------------
 16   3.59   3.71   4.29   4.41  56  21.90  23.82  35.66  36.98
 17   3.94   4.06   4.64   4.76  57  23.72  25.76  36.62  38.06
 18   4.12   4.24   4.82   4.94  58  25.72  27.88  37.59  39.15
 19   4.12   4.24   4.82   4.94  59  27.78  30.18  38.68  40.36
 20   4.12   4.24   5.00   5.12  60  30.13  32.65  39.90  41.70
---------------------------------------------------------------
 21   4.12   4.24   5.05   5.29  61  32.83  35.47  41.25  43.17
 22   4.12   4.24   5.05   5.29  62  34.55  37.43  42.79  44.83
 23   4.12   4.24   5.23   5.47  63  35.58  38.70  44.46  46.74
 24   4.12   4.24   5.41   5.65  64  36.80  40.04  46.01  48.65
 25   4.12   4.24   5.41   5.65  65  38.03  41.51  47.93  50.57
---------------------------------------------------------------
 26   4.17   4.29   5.41   5.65  66  39.32  43.04  49.73  52.61
 27   4.36   4.48   5.41   5.65  67  40.80  44.64  51.53  54.65
 28   4.57   4.69   5.41   5.65  68  42.34  46.42  53.46  56.82
 29   4.78   4.90   5.60   5.84  69  44.08  48.40  55.58  59.18
 30   5.01   5.13   5.94   6.18  70  46.07  50.51  57.83  61.67
---------------------------------------------------------------
 31   5.26   5.38   6.18   6.42  71  48.06  52.74  60.20  64.28
 32   5.52   5.64   6.50   6.74  72  50.55  55.23  62.77  67.09
 33   5.80   5.92   6.84   7.08  73  53.11  58.03  65.66  70.22
 34   6.09   6.21   7.20   7.44  74  56.43  61.35  68.93  73.85
 35   6.40   6.52   7.58   7.82  75  60.02  65.18  72.89  77.81
---------------------------------------------------------------
 36   6.73   6.85   7.99   8.23  76  63.97  69.13  77.15  81.83
 37   7.08   7.20   8.42   8.66  77  68.06  73.22  81.16  85.72
 38   7.21   7.57   9.11   9.35  78  72.51  77.55  85.35  89.55
 39   7.60   7.96   9.88  10.24  79  77.69  82.37  89.73  93.57
 40   8.02   8.38  10.76  11.12  80  83.61  87.93  94.48  97.84
---------------------------------------------------------------

* To determine the death benefit guarantee monthly premium, multiply the specified amount divided by 1000 times the number shown for the age and classification of the insured, then add $100 per policy and divide the result by 12. Additional amounts are required for riders and/or substandards.
**This classification is not available below the age of 16.

Appendix A continued

Base minimum premiums
Per $1,000 of specified amount*
Female, age on policy date

Prf NS =   Preferred nonsmoker
Std NS =   Standard nonsmoker
Prf SM =   Preferred smoker
Std SM =   Standard smoker


Age Prf NS Std NS Prf SM Std SM Age Prf NS Std NS Prf SM Std SM
---------------------------------------------------------------
  0     **   2.98     **
---------------------------------------------------------------
  1          1.76                41   7.06   7.42   9.29   9.53
  2          1.76                42   7.43   7.79   9.88  10.24
  3          1.76                43   7.70   8.18  10.58  10.94
  4          1.76                44   7.99   8.59  11.64  12.00
  5          1.76                45   8.42   9.02  12.70  13.06
---------------------------------------------------------------
  6          1.76                46   8.76   9.48  13.46  13.94
  7          1.76                47   9.24   9.96  14.34  14.82
  8          1.76                48   9.63  10.47  15.28  15.88
  9          1.83                49  10.06  11.02  16.52  17.12
 10          1.90                50  10.69  11.65  17.75  18.35
---------------------------------------------------------------
 11          1.98                51  11.57  12.53  19.04  19.76
 12          2.12                52  12.33  13.41  20.46  21.18
 13          2.15                53  13.21  14.29  21.75  22.59
 14          2.24                54  14.15  15.35  23.16  24.00
 15          2.33                55  14.92  16.24  24.57  25.41
---------------------------------------------------------------
 16   2.30   2.42   2.76   2.88  56  15.62  16.94  25.69  26.65
 17   2.40   2.52   2.88   3.00  57  16.38  17.82  26.92  27.88
 18   2.51   2.63   2.06   3.18  58  17.15  18.71  28.04  29.12
 19   2.62   2.74   3.13   3.25  59  18.03  19.59  29.27  30.35
 20   2.73   2.85   3.28   3.40  60  19.26  20.82  31.04  32.12
---------------------------------------------------------------
 21   2.85   2.97   3.43   3.55  61  20.73  22.41  33.21  34.41
 22   2.98   3.10   3.58   3.70  62  22.73  24.53  35.60  36.92
 23   3.12   3.24   3.74   3.86  63  25.08  27.00  36.75  38.19
 24   3.25   3.37   3.92   4.04  64  27.61  29.65  37.97  39.53
 25   3.41   3.53   4.10   4.22  65  30.19  32.47  39.19  40.87
---------------------------------------------------------------
 26   3.56   3.68   4.29   4.41  66  32.72  35.12  40.35  42.15
 27   3.73   3.85   4.49   4.61  67  34.52  37.04  41.38  43.42
 28   3.90   4.02   4.71   4.83  68  35.42  38.06  42.54  44.70
 29   4.09   4.21   4.93   5.05  69  36.64  39.28  43.82  46.10
 30   4.28   4.40   5.17   5.29  70  37.86  40.74  45.43  47.83
---------------------------------------------------------------
 31   4.37   4.61   5.42   5.54  71  39.59  42.47  47.29  49.93
 32   4.59   4.83   5.69   5.81  72  41.39  44.51  49.48  52.36
 33   4.82   5.06   5.97   6.09  73  43.63  46.87  51.98  55.10
 34   5.06   5.30   6.27   6.39  74  46.38  49.74  54.99  58.35
 35   5.32   5.56   6.58   6.70  75  49.58  53.18  58.70  62.18
---------------------------------------------------------------
 36   5.59   5.83   6.79   7.03  76  53.16  56.88  62.66  66.14
 37   5.76   6.12   7.14   7.38  77  57.06  60.78  66.73  70.09
 38   6.06   6.42   7.50   7.74  78  61.33  65.05  71.06  74.30
 39   6.38   6.74   7.88   8.12  79  66.30  69.90  75.89  78.89
 40   6.71   7.07   8.58   8.82  80  71.98  75.58  81.17  83.93
---------------------------------------------------------------

* To determine the death benefit guarantee monthly premium, multiply the specified amount divided by 1000 times the number shown for the age and classification of the insured, then add $100.00 per policy and divide the result by 12. Additional amounts are required for riders and/or substandards.
**This classification is not available below the age of 16.

Appendix B

Surrender charges
Per $1,000 of specified amount
Male (or unisex), age on policy date*

Prf NS =   Preferred nonsmoker
Std NS =   Standard nonsmoker
Prf SM =   Preferred smoker
Std SM =   Standard smoker


Age Prf NS Std NS Prf SM Std SM Age Prf NS Std NS Prf SM Std SM
---------------------------------------------------------------
  0     **   3.20     **     **
---------------------------------------------------------------
  1          2.54                41   9.98  10.56  14.18  14.60
  2          2.54                42  10.54  11.12  15.44  15.88
  3          2.54                43  11.00  11.72  16.56  17.14
  4          2.54                44  11.62  12.34  18.20  18.62
  5          2.54                45  12.14  13.00  19.74  20.32
---------------------------------------------------------------
  6          2.54                46  12.70  13.72  21.08  21.80
  7          2.54                47  13.60  14.60  22.42  23.28
  8          2.54                48  14.36  15.66  24.12  24.98
  9          2.64                49  15.42  16.72  25.82  26.68
 10          2.76                50  16.56  18.00  27.58  28.58
---------------------------------------------------------------
 11          2.88                51  17.90  19.48  29.68  30.70
 12          3.16                52  19.22  20.96  31.88  33.02
 13          3.60                53  20.72  22.44  34.48  35.78
 14          3.80                54  22.48  24.34  37.24  38.54
 15          4.02                55  24.30  26.46  40.06  41.50
---------------------------------------------------------------
 16   4.30   4.44   5.14   5.28  56  26.28  28.58  42.78  44.00
 17   4.72   4.86   5.56   5.70  57  28.46  30.90  43.94  44.00
 18   4.94   5.08   5.78   5.92  58  30.86  33.46  44.00  44.00
 19   4.94   5.08   5.78   5.92  59  33.32  36.20  44.00  44.00
 20   4.94   5.08   5.98   6.14  60  36.14  39.16  44.00  44.00
---------------------------------------------------------------
 21   4.94   5.08   6.06   6.34  61  39.38  42.56  44.00  44.00
 22   4.94   5.08   6.06   6.34  62  41.44  44.00  44.00  44.00
 23   4.94   5.08   6.26   6.56  63  42.70  44.00  44.00  44.00
 24   4.94   5.08   6.48   6.76  64  44.00  44.00  44.00  44.00
 25   4.94   5.08   6.48   6.76  65  44.00  44.00  44.00  44.00
---------------------------------------------------------------
 26   5.00   5.14   6.48   6.76  66  44.00  44.00  44.00  44.00
 27   5.22   5.38   6.48   6.76  67  44.00  44.00  44.00  44.00
 28   5.48   5.62   6.48   6.76  68  44.00  44.00  44.00  44.00
 29   5.74   5.88   6.70   7.00  69  44.00  44.00  44.00  44.00
 30   6.00   6.16   7.12   7.40  70  44.00  44.00  44.00  44.00
---------------------------------------------------------------
 31   6.30   6.44   7.40   7.70  71  44.00  44.00  44.00  44.00
 32   6.62   6.76   7.78   8.08  72  44.00  44.00  44.00  44.00
 33   6.96   7.10   8.20   8.48  73  44.00  44.00  44.00  44.00
 34   7.30   7.44   8.64   8.92  74  44.00  44.00  44.00  44.00
 35   7.68   7.82   9.08   9.38  75  44.00  44.00  44.00  44.00
---------------------------------------------------------------
 36   8.06   8.22   9.58   9.86  76  44.00  44.00  44.00  44.00
 37   8.50   8.64  10.10  10.38  77  44.00  44.00  44.00  44.00
 38   8.64   9.08  10.92  11.22  78  44.00  44.00  44.00  44.00
 39   9.12   9.54  11.84  12.28  79  44.00  44.00  44.00  44.00
 40   9.62  10.04  12.90  13.34  80  44.00  44.00  44.00  44.00
---------------------------------------------------------------

+ In the first policy year, the applicable surrender charge will be one-half of the surrender charge listed above.
* For requested increases in the specified amount, the applicable surrender charge is based on the age the increase is effective and in the first year after the increase will be one-fourth of the corresponding surrender charge listed above, and in subsequent years will be one-half that of the corresponding surrender charge listed above.
**This classification is not available below the age of 16.

Appendix B continued

Surrender charges
Per $1,000 of specified amount
Female, age on policy date*

Prf NS =   Preferred nonsmoker
Std NS =   Standard nonsmoker
Prf SM =   Preferred smoker
Std SM =   Standard smoker


Age Prf NS Std NS Prf SM Std SM Age Prf NS Std NS Prf SM Std SM
---------------------------------------------------------------
  0     **   2.64     **     **
---------------------------------------------------------------
  1          2.10                41   8.46   8.90  11.14  11.42
  2          2.10                42   8.90   9.34  11.84  12.28
  3          2.10                43   9.22   9.80  12.68  13.12
  4          2.10                44   9.58  10.30  13.96  14.40
  5          2.10                45  10.10  10.82  15.24  15.66
---------------------------------------------------------------
  6          2.10                46  10.50  11.36  16.14  16.72
  7          2.10                47  11.08  11.94  17.20  17.78
  8          2.10                48  11.56  12.56  18.34  19.06
  9          2.18                49  12.06  13.22  19.82  20.54
 10          2.28                50  12.82  13.96  21.30  22.02
---------------------------------------------------------------
 11          2.38                51  13.88  15.02  22.84  23.70
 12          2.54                52  14.80  16.08  24.54  25.40
 13          2.56                53  15.84  17.14  26.08  27.10
 14          2.68                54  16.98  18.42  27.78  28.80
 15          2.78                55  17.90  19.48  29.48  30.48
---------------------------------------------------------------
 16   2.76   2.90   3.30   3.44  56  18.74  20.32  30.82  31.96
 17   2.88   3.02   3.44   3.60  57  19.66  21.38  32.30  33.46
 18   3.00   3.14   3.66   3.80  58  20.56  22.44  33.64  34.94
 19   3.14   3.28   3.76   3.90  59  21.62  23.50  35.12  36.42
 20   3.28   3.42   3.92   4.06  60  23.10  24.98  37.24  38.54
---------------------------------------------------------------
 21   3.42   3.56   4.10   4.24  61  24.88  26.88  39.84  41.28
 22   3.56   3.72   4.28   4.44  62  27.26  29.42  42.70  44.00
 23   3.74   3.88   4.48   4.62  63  30.08  32.40  44.00  44.00
 24   3.90   4.04   4.70   4.84  64  33.12  35.56  44.00  44.00
 25   4.08   4.22   4.90   5.06  65  36.22  38.96  44.00  44.00
---------------------------------------------------------------
 26   4.26   4.42   5.14   5.28  66  39.26  42.14  44.00  44.00
 27   4.46   4.62   5.38   5.52  67  41.42  44.00  44.00  44.00
 28   4.68   4.82   5.64   5.78  68  42.50  44.00  44.00  44.00
 29   4.90   5.04   5.92   6.06  69  43.96  44.00  44.00  44.00
 30   5.14   5.28   6.20   6.34  70  44.00  44.00  44.00  44.00
---------------------------------------------------------------
 31   5.24   5.52   6.50   6.64  71  44.00  44.00  44.00  44.00
 32   5.50   5.78   6.82   6.96  72  44.00  44.00  44.00  44.00
 33   5.78   6.06   7.16   7.30  73  44.00  44.00  44.00  44.00
 34   6.06   6.36   7.52   7.66  74  44.00  44.00  44.00  44.00
 35   6.38   6.66   7.90   8.04  75  44.00  44.00  44.00  44.00
---------------------------------------------------------------
 36   6.70   7.00   8.14   8.42  76  44.00  44.00  44.00  44.00
 37   6.90   7.34   8.56   8.84  77  44.00  44.00  44.00  44.00
 38   7.26   7.70   9.00   9.28  78  44.00  44.00  44.00  44.00
 39   7.64   8.08   9.46   9.74  79  44.00  44.00  44.00  44.00
 40   8.04   8.48  10.30  10.58  80  44.00  44.00  44.00  44.00
---------------------------------------------------------------

+ In the first policy year, the applicable surrender charge will be one-half of the surrender charge listed above.
* For requested increases in the specified amount, the applicable surrender charge is based on the age the increase is effective and in the first year after the increase will be one-fourth of the corresponding surrender charge listed above, and in subsequent years will be one-half that of the corresponding surrender charge listed above.
** This classification is not available below the age of 16.

Appendix C

Illustrations of Policy Values

The following tables have been prepared to help show how values under the policy change with investment performance. The tables show Type 1 death benefits, policy values, and net cash surrender values for each of the first 10 policy years, and for every five year period thereafter through the thirtieth policy year, assuming that the return on the assets invested in the account were a uniform, gross, after tax, annual rate of 0%, 6%, and 12%. The actual death benefits and net cash surrender values would be different from those shown if a different classification were to be used or if the returns averaged 0%, 6%, and 12% but fluctuated over and under those averages throughout the years. The actual policy values, net cash surrender values and death benefit proceeds could be substantially less than those shown, and may, under certain circumstances, result in the lapse of the policy unless the owner pays more than the stated premium.

The death benefits and net cash surrender values shown on pages using current charges are approximately those likely to be provided under the policy for the investment returns indicated, assuming that the current Cost of Insurance Charges are deducted and that the current Mortality and Expense Risk Charge is deducted. Although the contract allows for maximum Cost of Insurance Charges specified in the 1980 Commissioners Standard Ordinary Smoker and Nonsmoker tables and for a Maximum Mortality and Expense Risk Charge of .90% per year, Lincoln Life expects that it will continue to charge the current Cost of Insurance Charges and the illustrated current Mortality and Expense Risk Charge for the indefinite future. The figures shown on pages using guaranteed maximum charges show the death benefits and net cash surrender values which would result if the guaranteed maximum Cost of Insurance Charges and the guaranteed Maximum Mortality and Expense Risk Charge were to be deducted. However, these are primarily of interest only to show by comparison the benefits of the lower current Cost of Insurance Charges and lower current Mortality and Expense Risk Charge.

In each of the illustrations an assumed gross annual return is indicated. The gross annual return used in the illustrations is then reduced by the asset management charge (current average .48%), the mortality and expense risk charge (.80% current and .90% guaranteed), and other expenses incurred by the funds including printing, mailing, Directors' fees, etc. (current average .04%) so that the actual numbers in the illustrations are net of expenses. Thus, a 12% gross annual return yields a net annual return of 10.68% using current charges and 10.58% using guaranteed charges. Similarly, gross annual returns of 6% and 0% yield net annual returns of 4.68% and -1.32% respectively using current charges and 4.58% and -1.42% respectively using guaranteed charges.

VUL III

Flexible Premium Variable Life Insurance

Male issue age 35
Standard nonsmoker
$100,000 specified amount
$1,325 annual premium using current charges

                    Death benefit                  Policy value                   Net cash surrender value
                    ------------------------------ ------------------------------ ------------------------------
       Premiums     assuming                       assuming                       assuming
End    accumulated  hypothetical gross             hypothetical gross             hypothetical gross
of     at 5%        annual investment return of    annual investment return of    annual investment return of
policy interest     ------------------------------ ------------------------------ ------------------------------
year   per year     0% gross  6% gross  12% gross  0% gross  6% gross  12% gross  0% gross  6% gross  12% gross
----------------------------------------------------------------------------------------------------------------
     1 $      1,391 $ 100,000 $ 100,000 $  100,000 $     994 $   1,060 $    1,127 $     603 $     669 $      736
     2        2,852   100,000   100,000    100,000     1,965     2,159      2,362     1,183     1,377      1,580
     3        4,386   100,000   100,000    100,000     2,925     3,311      3,729     2,143     2,529      2,947
     4        5,996   100,000   100,000    100,000     3,851     4,494      5,219     3,069     3,712      4,437
     5        7,688   100,000   100,000    100,000     4,756     5,724      6,858     3,974     4,942      6,076
----------------------------------------------------------------------------------------------------------------
     6        9,463   100,000   100,000    100,000     5,640     7,001      8,662     4,897     6,258      7,919
     7       11,328   100,000   100,000    100,000     6,491     8,317     10,637     5,788     7,613      9,933
     8       13,285   100,000   100,000    100,000     7,323     9,687     12,815     6,659     9,022     12,150
     9       15,341   100,000   100,000    100,000     8,125    11,101     15,206     7,499    10,476     14,581
    10       17,499   100,000   100,000    100,000     8,896    12,564     17,837     8,349    12,017     17,289
----------------------------------------------------------------------------------------------------------------
    15       30,021   100,000   100,000    100,000    12,266    20,649     35,579    12,110    20,493     35,422
    20       46,003   100,000   100,000    101,828    14,754    30,253     64,858    14,754    30,253     64,858
    25       66,400   100,000   100,000    151,550    16,028    41,657    113,097    16,028    41,657    113,097
    30       92,433   100,000   100,000    233,689    15,526    55,339    191,548    15,526    55,339    191,548

The hypothetical rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown. The death benefits and cash value for a contract would be different from those shown if the actual gross annual return averaged 0.00%, 6.00% and 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. The actual policy values, net cash surrender values and death benefit proceeds could be substantially less than those shown, and may, under certain circumstances, result in the lapse of the policy unless the owner pays more than the stated premium. No representations can be made by Lincoln Life or any of the funds that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. Values illustrated are net of a .48% asset management charge, a .80% current mortality and expense risk charge and other expenses estimated at .04%. Values illustrated are also net of any other applicable contract charges.

VUL III

Flexible Premium Variable Life Insurance

Male issue age 35
Standard nonsmoker
$100,000 specified amount
$1,325 annual premium using guaranteed charges

                    Death benefit                  Policy value                   Net cash surrender value
                    ------------------------------ ------------------------------ ------------------------------
       Premiums     assuming                       assuming                       assuming
End    accumulated  hypothetical gross             hypothetical gross             hypothetical gross
of     at 5%        annual investment return of    annual investment return of    annual investment return of
policy interest     ------------------------------ ------------------------------ ------------------------------
year   per year     0% gross  6% gross  12% gross  0% gross  6% gross  12% gross  0% gross  6% gross  12% gross
----------------------------------------------------------------------------------------------------------------
     1 $      1,391 $ 100,000 $ 100,000 $  100,000 $     988 $   1,054 $    1,120 $     597 $     663 $      729
     2        2,852   100,000   100,000    100,000     1,955     2,149      2,350     1,173     1,367      1,568
     3        4,386   100,000   100,000    100,000     2,899     3,283      3,698     2,117     2,501      2,916
     4        5,996   100,000   100,000    100,000     3,818     4,458      5,177     3,036     3,676      4,395
     5        7,688   100,000   100,000    100,000     4,714     5,674      6,799     3,932     4,892      6,017
----------------------------------------------------------------------------------------------------------------
     6        9,463   100,000   100,000    100,000     5,583     6,933      8,578     4,840     6,190      7,835
     7       11,328   100,000   100,000    100,000     6,425     8,234     10,530     5,721     7,531      9,826
     8       13,285   100,000   100,000    100,000     7,240     9,580     12,673     6,575     8,916     12,008
     9       15,341   100,000   100,000    100,000     8,026    10,972     15,027     7,401    10,346     14,401
    10       17,499   100,000   100,000    100,000     8,783    12,410     17,614     8,236    11,862     17,067
----------------------------------------------------------------------------------------------------------------
    15       30,021   100,000   100,000    100,000    12,072    20,327     35,003    11,915    20,171     34,847
    20       46,003   100,000   100,000    100,000    14,295    29,507     63,427    14,295    29,507     63,427
    25       66,400   100,000   100,000    147,258    14,846    39,923    109,894    14,846    39,923    109,894
    30       92,433   100,000   100,000    225,187    12,671    51,631    184,580    12,671    51,631    184,580

The hypothetical rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown. The death benefit and cash value for a contract would be different from those shown if the actual gross annual return averaged 0.00%, and 6.00% and 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. The actual policy values, net cash surrender values and death benefit proceeds could be substantially less than those shown, and may, under certain circumstances, result in the lapse of the policy unless the owner pays more than the stated premium. No representations can be made by Lincoln National or any of the funds that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. Values illustrated are net of a .48% asset management charge, a .90% guaranteed maximum mortality and expense risk charge and other expenses estimated at .04%. Values illustrated are also net of any other applicable contract charges.

VUL III

Flexible Premium Variable Life Insurance

Male issue age 35
Standard smoker
$100,000 specified amount
$1,705 annual premium using current charges

                    Death benefit                  Policy value                   Net cash surrender value
                    ------------------------------ ------------------------------ ------------------------------
       Premiums     assuming                       assuming                       assuming
End    accumulated  hypothetical gross             hypothetical gross             hypothetical gross
of     at 5%        annual investment return of    annual investment return of    annual investment return of
policy interest     ------------------------------ ------------------------------ ------------------------------
year   per year     0% gross  6% gross  12% gross  0% gross  6% gross  12% gross  0% gross  6% gross  12% gross
----------------------------------------------------------------------------------------------------------------
     1 $      1,790 $ 100,000 $ 100,000 $  100,000 $   1,277 $   1,362 $    1,448 $     808 $     893 $      979
     2        3,670   100,000   100,000    100,000     2,517     2,767      3,027     1,579     1,829      2,089
     3        5,644   100,000   100,000    100,000     3,722     4,217      4,753     2,784     3,279      3,815
     4        7,716   100,000   100,000    100,000     4,902     5,726      6,655     3,964     4,788      5,717
     5        9,892   100,000   100,000    100,000     6,037     7,276      8,728     5,099     6,338      7,790
----------------------------------------------------------------------------------------------------------------
     6       12,177   100,000   100,000    100,000     7,140     8,880     11,005     6,249     7,989     10,114
     7       14,576   100,000   100,000    100,000     8,199    10,531     13,498     7,354     9,687     12,654
     8       17,095   100,000   100,000    100,000     9,216    12,233     16,232     8,418    11,435     15,435
     9       19,740   100,000   100,000    100,000    10,192    13,989     19,236     9,441    13,239     18,486
    10       22,518   100,000   100,000    100,000    11,128    15,804     22,542    10,471    15,147     21,886
----------------------------------------------------------------------------------------------------------------
    15       38,631   100,000   100,000    100,000    15,124    25,795     44,916    14,936    25,608     44,729
    20       59,196   100,000   100,000    128,581    17,900    37,697     81,899    17,900    37,697     81,899
    25       85,443   100,000   100,000    189,967    18,951    52,003    141,767    18,951    52,003    141,767
    30      118,942   100,000   100,000    290,940    17,502    69,785    238,475    17,502    69,785    238,475

The hypothetical rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown. The death benefits and cash value for a contract would be different from those shown if the actual gross annual return averaged 0.00%, 6.00% and 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. The actual policy values, net cash surrender values and death benefit proceeds could be substantially less than those shown, and may, under certain circumstances, result in the lapse of the policy unless the owner pays more than the stated premium. No representations can be made by Lincoln Life or any of the funds that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. Values illustrated are net of a .48% asset management charge, a .80% current mortality and expense risk charge and other expenses estimated at .04%. Values illustrated are also net of any other applicable contract charges.

VUL III

Flexible Premium Variable Life Insurance

Male issue age 35
Standard smoker
$100,000 specified amount
$1,705 annual premium using guaranteed charges

                    Death benefit                  Policy value                   Net cash surrender value
                    ------------------------------ ------------------------------ ------------------------------
       Premiums     assuming                       assuming                       assuming
End    accumulated  hypothetical gross             hypothetical gross             hypothetical gross
of     at 5%        annual investment return of    annual investment return of    annual investment return of
policy interest     ------------------------------ ------------------------------ ------------------------------
year   per year     0% gross  6% gross  12% gross  0% gross  6% gross  12% gross  0% gross  6% gross  12% gross
----------------------------------------------------------------------------------------------------------------
     1 $      1,790 $ 100,000 $ 100,000 $  100,000 $   1,244 $   1,329 $    1,413 $     775 $     860 $      944
     2        3,670   100,000   100,000    100,000     2,455     2,701      2,957     1,517     1,763      2,019
     3        5,644   100,000   100,000    100,000     3,629     4,115      4,641     2,691     3,177      3,703
     4        7,716   100,000   100,000    100,000     4,763     5,570      6,480     3,825     4,632      5,542
     5        9,892   100,000   100,000    100,000     5,855     7,066      8,486     4,917     6,128      7,548
----------------------------------------------------------------------------------------------------------------
     6       12,177   100,000   100,000    100,000     6,902     8,601     10,674     6,011     7,710      9,783
     7       14,576   100,000   100,000    100,000     7,903    10,175     13,064     7,058     9,331     12,220
     8       17,095   100,000   100,000    100,000     8,854    11,788     15,675     8,056    10,991     14,878
     9       19,740   100,000   100,000    100,000     9,753    13,439     18,532     9,003    12,689     17,781
    10       22,518   100,000   100,000    100,000    10,598    15,128     21,658     9,941    14,472     21,002
----------------------------------------------------------------------------------------------------------------
    15       38,631   100,000   100,000    100,000    13,949    24,188     42,599    13,761    24,000     42,411
    20       59,196   100,000   100,000    120,654    15,415    34,239     76,849    15,415    34,239     76,849
    25       85,443   100,000   100,000    176,239    13,993    45,212    131,522    13,993    45,212    131,522
    30      118,942   100,000   100,000    266,276     7,998    57,417    218,259     7,998    57,417    218,259

The hypothetical rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown. The death benefits and cash value for a contract would be different from those shown if the actual gross annual return averaged 0.00%, 6.00% and 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. The actual policy values, net cash surrender values and death benefit proceeds could be substantially less than those shown, and may, under certain circumstances, result in the lapse of the policy unless the owner pays more than the stated premium. No representations can be made by Lincoln Life or any of the funds that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. Values illustrated are net of a .48% asset management charge, a .90% guaranteed maximum mortality and expense risk charge and other expenses estimated at .04%. Values illustrated are also net of any other applicable contract charges.

VUL III

Flexible Premium Variable Life Insurance

Male issue age 55
Standard nonsmoker
$100,000 specified amount
$3,348 annual premium using current charges

                    Death benefit                  Policy value                   Net cash surrender value
                    ------------------------------ ------------------------------ ------------------------------
       Premiums     assuming                       assuming                       assuming
End    accumulated  hypothetical gross             hypothetical gross             hypothetical gross
of     at 5%        annual investment return of    annual investment return of    annual investment return of
policy interest     ------------------------------ ------------------------------ ------------------------------
year   per year     0% gross  6% gross  12% gross  0% gross  6% gross  12% gross  0% gross  6% gross  12% gross
----------------------------------------------------------------------------------------------------------------
     1 $      3,515 $ 100,000 $ 100,000 $  100,000 $   2,343 $   2,506 $    2,669 $   1,020 $   1,183 $    1,346
     2        7,207   100,000   100,000    100,000     4,616     5,088      5,580     1,970     2,442      2,934
     3       11,082   100,000   100,000    100,000     6,822     7,754      8,765     4,176     5,108      6,119
     4       15,152   100,000   100,000    100,000     8,952    10,500     12,249     6,306     7,854      9,603
     5       19,425   100,000   100,000    100,000    11,010    13,335     16,070     8,364    10,689     13,424
----------------------------------------------------------------------------------------------------------------
     6       23,911   100,000   100,000    100,000    12,989    16,259     20,264    10,476    13,745     17,750
     7       28,622   100,000   100,000    100,000    14,893    19,280     24,882    12,512    16,899     22,501
     8       33,569   100,000   100,000    100,000    16,705    22,391     29,964    14,456    20,142     27,715
     9       38,763   100,000   100,000    100,000    18,420    25,596     35,570    16,303    23,479     33,453
    10       44,216   100,000   100,000    100,000    20,041    28,907     41,775    18,189    27,054     39,923
----------------------------------------------------------------------------------------------------------------
    15       75,857   100,000   100,000    100,000    26,598    47,402     85,313    26,069    46,872     84,784
    20      116,240   100,000   100,000    170,635    29,964    70,695    159,472    29,964    70,695    159,472
    25      167,780   100,000   108,031    295,213    27,675   102,886    281,155    27,675   102,886    281,155
    30      233,559   100,000   151,477    500,905    14,829   144,264    477,053    14,829   144,264    477,053

The hypothetical rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown, the death benefit and cash value for a contract would be different from those shown if the actual gross annual return averaged 0.00%, and 6.00% and 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. The actual policy values, net cash surrender values and death benefit proceeds could be substantially less than those shown, and may, under certain circumstances, result in the lapse of the policy unless the owner pays more than the stated premium. No representations can be made by Lincoln Life or any of the funds that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. Values illustrated are net of a .48% asset management charge, a .80% current mortality and expense risk charge and other expenses estimated at .04%. Values illustrated are also net of any other applicable contract charges.

VUL III

Flexible Premium Variable Life Insurance

Male issue age 55
Standard nonsmoker
$100,000 specified amount
$3,348 annual premium using guaranteed charges

                    Death benefit                  Policy value                   Net cash surrender value
                    ------------------------------ ------------------------------ ------------------------------
       Premiums     assuming                       assuming                       assuming
End    accumulated  hypothetical gross             hypothetical gross             hypothetical gross
of     at 5%        annual investment return of    annual investment return of    annual investment return of
policy interest     ------------------------------ ------------------------------ ------------------------------
year   per year     0% gross  6% gross  12% gross  0% gross  6% gross  12% gross  0% gross  6% gross  12% gross
----------------------------------------------------------------------------------------------------------------
     1 $      3,515 $ 100,000 $ 100,000 $  100,000 $   2,242 $   2,402 $    2,561 $     919 $   1,079 $    1,238
     2        7,207   100,000   100,000    100,000     4,392     4,851      5,329     1,746     2,205      2,683
     3       11,082   100,000   100,000    100,000     6,448     7,349      8,326     3,802     4,703      5,680
     4       15,152   100,000   100,000    100,000     8,406     9,895     11,577     5,760     7,249      8,931
     5       19,425   100,000   100,000    100,000    10,259    12,485     15,105     7,613     9,839     12,459
----------------------------------------------------------------------------------------------------------------
     6       23,911   100,000   100,000    100,000    12,000    15,118     18,941     9,486    12,604     16,427
     7       28,622   100,000   100,000    100,000    13,622    17,789     23,120    11,241    15,408     20,738
     8       33,569   100,000   100,000    100,000    15,112    20,492     27,679    12,863    18,243     25,430
     9       38,763   100,000   100,000    100,000    16,456    23,222     32,666    14,339    21,105     30,549
    10       44,216   100,000   100,000    100,000    17,643    25,974     38,138    15,790    24,122     36,286
----------------------------------------------------------------------------------------------------------------
    15       75,857   100,000   100,000    100,000    20,790    40,106     76,022    20,260    39,577     75,493
    20      116,240   100,000   100,000    152,221    16,739    54,847    142,263    16,739    54,847    142,263
    25      167,780         0   100,000    262,633         0    71,223    250,127         0    71,223    250,127
    30      233,559         0   100,999    440,786         0    96,190    419,796         0    96,190    419,796

The hypothetical rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown. The death benefits and cash value for a contract would be different from those shown if the actual gross annual return averaged 0.00%, 6.00% and 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. The actual policy values, net cash surrender values and death benefit proceeds could be substantially less than those shown, and may, under certain circumstances, result in the lapse of the policy unless the owner pays more than the stated premium. No representations can be made by Lincoln Life or any of the funds that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. Values illustrated are net of a .48% asset management charge, a .90% guaranteed maximum mortality and expense risk charge and other expenses estimated at .04%. Values illustrated are also net of any other applicable contract charges.

VUL III

Flexible Premium Variable Life Insurance

Male issue age 55
Standard smoker
$100,000 specified amount
$4,358 annual premium using current charges

                    Death benefit                  Policy value                   Net cash surrender value
                    ------------------------------ ------------------------------ ------------------------------
       Premiums     assuming                       assuming                       assuming
End    accumulated  hypothetical gross             hypothetical gross             hypothetical gross
of     at 5%        annual investment return of    annual investment return of    annual investment return of
policy interest     ------------------------------ ------------------------------ ------------------------------
year   per year     0% gross  6% gross  12% gross  0% gross  6% gross  12% gross  0% gross  6% gross  12% gross
----------------------------------------------------------------------------------------------------------------
     1 $      4,576 $ 100,000 $ 100,000 $  100,000 $   2,897 $   3,104 $    3,311 $     822 $   1,029 $    1,236
     2        9,381   100,000   100,000    100,000     5,699     6,296      6,919     1,549     2,146      2,769
     3       14,426   100,000   100,000    100,000     8,401     9,576     10,853     4,251     5,426      6,703
     4       19,723   100,000   100,000    100,000    11,018    12,968     15,174     6,868     8,818     11,024
     5       25,285   100,000   100,000    100,000    13,547    16,476     19,927     9,397    12,326     15,777
----------------------------------------------------------------------------------------------------------------
     6       31,125   100,000   100,000    100,000    15,982    20,103     25,165    12,039    16,160     21,222
     7       37,257   100,000   100,000    100,000    18,319    23,858     30,953    14,584    20,123     27,218
     8       43,696   100,000   100,000    100,000    20,554    27,750     37,369    17,026    24,222     33,842
     9       50,456   100,000   100,000    100,000    22,675    31,783     44,497    19,355    28,463     41,177
    10       57,555   100,000   100,000    100,000    24,679    35,972     52,448    21,774    33,067     49,543
----------------------------------------------------------------------------------------------------------------
    15       98,741   100,000   100,000    126,854    33,050    60,240    109,357    32,220    59,410    108,527
    20      151,306   100,000   100,343    218,118    38,413    93,779    203,848    38,413    93,779    203,848
    25      218,394   100,000   145,768    377,010    39,120   138,827    359,058    39,120   138,827    359,058
    30      304,018   100,000   203,249    639,098    32,659   193,571    608,664    32,659   193,571    608,664

The hypothetical rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown. The death benefits and cash value for a contract would be different from those shown if the actual gross annual return averaged 0.00%, 6.00% and 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. The actual policy values, net cash surrender values and death benefit proceeds could be substantially less than those shown, and may, under certain circumstances, result in the lapse of the policy unless the owner pays more than the stated premium. No representations can be made by Lincoln Life or any of the funds that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. Values illustrated are net of a .48% asset management charge, a .80% current mortality and expense risk charge and other expenses estimated at .04%. Values illustrated are also net of any other applicable contract charges.

VUL III

Flexible Premium Variable Life Insurance

Male issue age 55
Standard smoker
$100,000 specified amount
$4,358 annual premium using guaranteed charges

                    Death benefit                  Policy value                   Net cash surrender value
                    ------------------------------ ------------------------------ ------------------------------
       Premiums     assuming                       assuming                       assuming
End    accumulated  hypothetical gross             hypothetical gross             hypothetical gross
of     at 5%        annual investment return of    annual investment return of    annual investment return of
policy interest     ------------------------------ ------------------------------ ------------------------------
year   per year     0% gross  6% gross  12% gross  0% gross  6% gross  12% gross  0% gross  6% gross  12% gross
----------------------------------------------------------------------------------------------------------------
     1 $      4,576 $ 100,000 $ 100,000 $  100,000 $   2,451 $   2,645 $    2,838 $     376 $     570 $      763
     2        9,381   100,000   100,000    100,000     4,769     5,311      5,877       619     1,161      1,727
     3       14,426   100,000   100,000    100,000     6,952     8,000      9,142     2,802     3,850      4,992
     4       19,723   100,000   100,000    100,000     8,997    10,716     12,665     4,847     6,566      8,515
     5       25,285   100,000   100,000    100,000    10,902    13,456     16,480     6,752     9,306     12,330
----------------------------------------------------------------------------------------------------------------
     6       31,125   100,000   100,000    100,000    12,654    16,219     20,623     8,712    12,276     16,680
     7       37,257   100,000   100,000    100,000    14,237    18,993     25,133    10,502    15,258     21,398
     8       43,696   100,000   100,000    100,000    15,634    21,771     30,060    12,106    18,243     26,533
     9       50,456   100,000   100,000    100,000    16,823    24,544     35,467    13,503    21,224     32,147
    10       57,555   100,000   100,000    100,000    17,787    27,308     41,435    14,882    24,403     38,530
----------------------------------------------------------------------------------------------------------------
    15       98,741   100,000   100,000    100,000    18,726    41,245     84,626    17,896    40,415     83,796
    20      151,306   100,000   100,000    172,212     9,575    55,959    160,946     9,575    55,959    160,946
    25      218,394         0   100,000    299,130         0    73,870    284,886         0    73,870    284,886
    30      304,018         0   111,158    502,511         0   105,865    478,582         0   105,865    478,582

The hypothetical rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown. The death benefit and cash value for a contract would be different from those shown if the actual gross annual return averaged 0.00%, 6.00% and 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. The actual policy values, net cash surrender values and death benefit proceeds could be substantially less than those shown, and may, under certain circumstances, result in the lapse of the policy unless the owner pays more than the stated premium. No representations can be made by Lincoln Life or any of the funds that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. Values illustrated are net of a .48% asset management charge, a .90% guaranteed maximum mortality and expense risk charge and other expenses estimated at .04%. Values illustrated are also net of any other applicable contract charges.

54